UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06475
______________________________________________

Strategic Global Income Fund, Inc.
______________________________________________________________________________
(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York 10019-6028
______________________________________________________________________________
(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management
1285 Avenue of the Americas
New York, NY 10019-6028
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: November 30

Date of reporting period: May 31, 2012

Item 1.   Reports to Stockholders.

Closed-end funds

Strategic Global Income Fund, Inc.
Semiannual Report May 31, 2012

Strategic Global Income Fund, Inc.:
Managed distribution policy—key points to note

•	The Fund has a managed distribution policy. Since June 2011, the Fund makes regular monthly distributions at an annualized rate equal to 6% of the Fund’s net asset value, as determined as of the last trading day during the first week of a month (usually a Friday, unless the NYSE is closed that day). (From August 2009 through the monthly distribution for May 2011, the annualized rate had been 7%.)

•	To the extent that the Fund’s taxable income in any fiscal year exceeds the aggregate amount distributed based on a fixed percentage of its net asset value, the Fund would make an additional distribution in the amount of that excess near the end of the fiscal year. To the extent that the aggregate amount distributed by the Fund (based on a percentage of its net assets) exceeds its current and accumulated earnings and profits, the amount of that excess would constitute a return of capital or net realized capital gains for tax purposes. A return of capital may occur, for example, when some or all of the money that shareholders invested in the Fund is deemed to be paid back to shareholders. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

•	You should not draw any conclusions about the Fund’s investment performance from the amount of the monthly distribution or from the terms of the Fund’s managed distribution policy.

•	The Fund periodically issues notices and press releases estimating the source characteristics of its monthly distributions. The amounts and sources reported in these materials are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV (or your financial intermediary should provide you with similar information) for the calendar year that will tell you how to report these distributions for federal income tax purposes.

•	The Fund’s Board may change or terminate the managed distribution policy at any time without prior notice to Fund shareholders; any such change or termination may have an adverse effect on the market price for the Fund’s shares.

•	Further information regarding the Fund’s managed distribution policy is contained in the section captioned “Distribution policy” towards the end of this report.

Strategic Global Income Fund, Inc.

July 12, 2012

Dear shareholder,
This report provides an overview of the performance of Strategic Global Income Fund, Inc. (the “Fund”) for the six months ended May 31, 2012.

The Fund commenced operations in February 1992, and passed its twentieth anniversary during the review period. In May 2012, we announced the expansion of the portfolio management team as further resources are devoted to helping the Fund seek its investment objectives. After the conclusion of this letter, we provide more information about the expanded portfolio management team.

Performance
Over the six months ended May 31, 2012, the Fund returned 3.63% on a net asset value basis, and generated a 6.20% return on a market price basis. Over the same period, the Fund’s benchmark, the Strategic Global Benchmark[1] (the “Benchmark”), returned 2.46%. Finally, the median returns for the Fund’s peer group, the Lipper Global Income Funds category, were 3.19% and 7.79% on a net asset value and market price basis, respectively. (For more on the Fund’s performance, please refer to “Performance at a glance” on page 10.)

Strategic Global Income Fund, Inc.

Investment goals:
Primarily, high level of current income; secondarily, capital appreciation

Portfolio management:
Portfolio management team, including Uwe Schillhorn, Scott Dolan, John Dugenske, Craig Ellinger and Brian Fehrenbach UBS Global Asset Management (Americas) Inc.

Commencement:
February 3, 1992

NYSE symbol:
SGL

Distribution payments:
Monthly

The Fund did not use structural leverage during the reporting period. That is, the Fund did not have preferred stock outstanding, nor did it borrow from banks for investment purposes, as some of its peers may

[1]	The Strategic Global Benchmark is an unmanaged index compiled by the advisor, constructed as follows: 67% Citigroup World Government Bond Index and 33% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global). Investors should note that indices do not reflect the deduction of fees and expenses.

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Strategic Global Income Fund, Inc.

have done. Leverage magnifies returns on both the upside and on the downside, and creates a wider range of returns within the Fund’s peer group.

The Fund traded at a discount to its net asset value (“NAV”)2 per share during the reporting period. At the close of the preceding reporting period, November 30, 2011, the Fund traded at a discount of 7.4%; at the close of the current reporting period, May 31, 2012, the Fund traded at a discount of 5.5%. As of these same dates, the Lipper peer group medians reported discounts of 5.3% and 1.1%, respectively.

An interview with the Portfolio Managers
Q.	How would you describe the global economic environment during the reporting period?
A.	During the first half of the reporting period, data in the US suggested that its economy was gathering some momentum, as unemployment edged lower, consumer spending improved and the manufacturing sector continued to expand at a solid pace. However, as the reporting period progressed, there were some indications that the US economy may be experiencing a soft patch. In particular, employment gains moderated and manufacturing activity weakened somewhat.

Economic growth in developed countries outside the US generally weakened and, in some cases, moved into negative territory during the reporting period. The fallout from the ongoing sovereign debt crisis negatively impacted growth in Europe. Several countries, including the UK, fell back into a recession as they experienced two consecutive quarters of negative gross domestic product (“GDP”) growth. In contrast, Japan’s economy expanded at a stronger pace during the reporting period. Elsewhere, while growth rates in many developing countries continued to surpass their developed country

[2]	A fund trades at a premium when the market price at which its shares trade is more than its NAV. Alternatively, a fund trades at a discount when the market price at which its shares trade is less than its NAV. The market price is the price the market is willing to pay for shares of a fund at a given time, and may be influenced by a range of factors, including supply and demand and market conditions. NAV per share is determined by dividing the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

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Strategic Global Income Fund, Inc.

counterparts, in many cases they expanded at a less robust pace during the reporting period.

The US spread sectors[3] experienced periods of volatility during the period. The spread sectors were initially supported by improving economic conditions in the US economy and corporate profits that often exceeded expectations. Against this backdrop, demand for lower quality, higher yielding securities was generally strong during the first half of the period. As the period progressed, concerns that the global economy was slowing and fears of contagion from the European sovereign debt crisis then led to several flights to quality. Consequently, US Treasury yields moved sharply lower and the spread sectors generally lagged equal duration Treasuries during the second half of the period.

The emerging markets debt asset class, despite generating weak results at times, performed well during the six months ended May 31, 2012. The asset class rallied from the end of December 2011 through February 2012. This was driven by positive economic news in the US and expectations for a soft landing[4] for China’s economy. In addition, concerns relating to the European sovereign debt crisis moderated, as the European Central Bank’s three-year Long-Term Refinancing Operation (LTRO) soothed the markets. Nevertheless, the asset class weakened somewhat in March, as new issuance increased and investors appeared to capture some of their earlier profits. With demand resuming in April, the asset class again rallied, only to fall sharply in May as numerous macro concerns led to a flight to quality.

Q.	How did you position the portfolio from a duration standpoint?
A.	The Fund’s duration was somewhat shorter than its benchmark during the reporting period, due to our expectations for continued, albeit relatively modest, global growth. The Fund’s duration positioning was a slight negative for results over the period. (Duration measures

[3]	A spread sector refers to non-government fixed income sectors, such as high yield bonds, commercial mortgage-backed securities (CMBS) and investment grade corporate bonds. The spread measures the difference between the yields paid on non-government securities versus those paid on government securities (in this example, US Treasuries) of comparable duration.
[4]	A soft landing describes a situation in which a central bank raises interest rates gradually, but steadily, to curb inflation, while still attempting to keep the economy out of a recession.

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Strategic Global Income Fund, Inc.

a fund’s sensitivity to changes in interest rates and is related to the maturity of the bonds comprising the portfolio.)

Q.	Which currency strategies did you use during the period?
A.	We tactically adjusted the Fund’s currency exposures during the reporting period. Our positions in the Japanese yen and Norwegian krone—where the Fund generally had long positions—benefited performance. This was offset by the Fund’s short positions in the Australian dollar and Swiss franc. In addition, the Fund’s overweight to local emerging markets currencies was a drag on results, as they lagged relative to the US dollar given an increase in risk aversion during the second half of the reporting period. Overall, currency exposure did not meaningfully impact Fund performance during the reporting period.

Q.	Which other strategies impacted the Fund’s results over the period?
A.	Overall, spread management was positive over the period, particularly due to the Fund’s out-of-benchmark exposure to the US spread sectors. In particular, the Fund’s allocations to commercial mortgage-backed securities, investment grade bonds and US high yield bonds posted positive results as their spreads narrowed, especially during the first half of the reporting period. In addition, the Fund’s allocation to US Treasuries, as well as our avoidance of peripheral European bonds, contributed to performance.

As mentioned, the Fund’s emerging market local currency exposures were a drag on results. Our preference for local currencies was based on our positive long-term outlook for certain currencies, as well as what we viewed to be the superior yields they offered versus US dollar-denominated currencies. However, local currencies performed poorly as investors avoided asset classes that were perceived to be riskier.

Q.	How was the Fund positioned at the end of the reporting period?
A.	Toward the end of the reporting period, we made several adjustments to the Fund’s portfolio. Given increased risk aversion, investors flocked to the relative safety of government debt from countries such as the US and Germany, driving their yields to record low levels. Based on our view that these yields were unsustainably low, and given the

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Strategic Global Income Fund, Inc.

Fund’s primary objective to achieve a high level of current income, with capital appreciation a secondary objective in the selection of investments, we pared our exposures and added to the Fund’s allocation to high-quality US agency mortgage backed securities (MBS). Not only do we feel this will help reduce the Fund’s interest rate risk, but we also believe agency MBS offer more attractive yields.

Q.	What derivative instruments had the greatest impact on performance during the reporting period?
A.	The Fund utilized various currency derivatives (such as currency forwards, options and swaps) to manage its currency exposures across both developed and emerging markets currencies. These instruments were successful in helping us to adjust the Fund’s currency exposures, although the overall currency strategy had a marginal impact on performance over the period. (Currency forwards are agreements based on the exchange rates between currencies at a future date.)

As part of its spread management strategy, the Fund utilized various credit derivatives (such as credit default swaps and structured notes) to efficiently gain or hedge risk exposures across markets, sectors and issuers. As noted above, overall spread management strategy was highly beneficial to performance over the period.

Lastly, while the Fund’s use of several different interest rate derivatives (such as interest rate swaps, futures and swaptions) to adjust its duration and yield curve positioning had a positive impact on performance, the overall duration and yield curve management strategy detracted over the review period.

Q.	What is your outlook on the global economy and fixed income markets?
A.	While recent economic data in the US have triggered concerns of a soft patch, we continue to feel that the US economy has enough momentum to continue expanding, albeit at a modest pace. We also feel that inflation will be relatively benign. Against this backdrop, the Fed should maintain its highly accommodative monetary policy which, in our view, would be supportive for higher yielding securities. The outlook for economic growth outside the US is clouded by the

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Strategic Global Income Fund, Inc.

overhang of the European sovereign debt crisis and uncertainties over the policy response in the region. There are also questions regarding the Chinese government’s response to moderating growth in its economy. Against this backdrop, we expect to see continued periods of heightened market volatility.

We continue to have a positive long-term outlook for emerging markets investments, although volatility may stay elevated in the near-term, due to market uncertainty and investor risk aversion. In our view, demand for emerging market bonds will be supported by investors’ search for higher-yielding securities, and by strong sovereign and corporate balance sheets in emerging markets. Strong fundamental data, stable reserves, a more solid fiscal situation and lower indebtedness are signs of such strengths, especially for emerging market sovereigns, quasi-sovereigns and currencies.

Sincerely,

Mark E. Carver	Scott Dolan
President	Portfolio Manager
Strategic Global Income Fund, Inc.	Strategic Global Income Fund, Inc.
Managing Director	Managing Director
UBS Global Asset Management	UBS Global Asset Management
(Americas) Inc.	(Americas) Inc.

John Dugenske, CFA	Craig Ellinger, CFA
Portfolio Manager	Portfolio Manager
Strategic Global Income Fund, Inc.	Strategic Global Income Fund, Inc.
Managing Director	Managing Director
UBS Global Asset Management	UBS Global Asset Management
(Americas) Inc.	(Americas) Inc.

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Strategic Global Income Fund, Inc.

Brian Fehrenbach, CFA	Uwe Schillhorn, CFA
Portfolio Manager	Portfolio Manager
Strategic Global Income Fund, Inc.	Strategic Global Income Fund, Inc.
Managing Director	Managing Director
UBS Global Asset Management	UBS Global Asset Management
(Americas) Inc.	(Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended May 31, 2012. The views and opinions in the letter were current as of July 12, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

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Strategic Global Income Fund, Inc.

Strategic Global Income Fund, Inc. portfolio management team expansion

During the reporting period, the Fund issued a press release announcing the expansion of its portfolio management team. Information regarding the new team is repeated below.

Effective mid-May 2012, the Fund’s investment team was expanded from a team-based structure with a single lead portfolio manager to one led by multiple portfolio managers. Uwe Schillhorn, Head of Emerging Markets Debt at UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), who had been the lead portfolio manager for the Fund, was joined by the following individuals, each of whom will focus on specific aspects of managing the Fund:

Scott Dolan, Managing Director of UBS Global AM
Years of investment industry experience: 23

Mr. Dolan is a member of the Global Fixed Income Investment Committee. In his current role, he is responsible for overseeing the overall strategy and portfolio management of multi-sector and securitized debt portfolios. Mr. Dolan has been with UBS Global AM since 2008.

John Dugenske, CFA, Managing Director of UBS Global AM
Years of investment industry experience: 23

Mr. Dugenske is a member and the chairman of the Global Fixed Income Investment Committee. As Head of North American Fixed Income, he has overall responsibility across all fixed income investment capabilities at UBS Global AM. Mr. Dugenske has been with the firm since 2009.

Craig Ellinger, CFA, Managing Director of UBS Global AM
Years of investment industry experience: 21

Mr. Ellinger is a member of the Global Fixed Income Investment Committee. In his current role, he is responsible for managing all aspects of UBS Global AM’s global high yield business. Mr. Ellinger joined the firm in 2000.

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Strategic Global Income Fund, Inc.

Brian Fehrenbach,CFA, Managing Director of UBS Global AM
Years of investment industry experience: 25

Mr. Fehrenbach is a member of the Global Fixed Income Investment Committee. In his current role, he is responsible for overseeing the overall strategy and portfolio management of multi-sector funds and unconstrained strategies at UBS Global AM. Mr. Fehrenbach has been with the firm since 2006.

Mr. Schillhorn, who has been involved in the management of the Fund since November 2003, continues to be part of the management team, with a focus on overseeing investment decisions relating to the emerging markets debt sector. Mr. Schillhorn is also a member of the Global Fixed Income Investment Committee.

UBS Global AM believes that this new team structure better aligns the Fund with its multi-sector investment strategy. It furthermore advances an investment approach that has already been employed to a degree with the Fund, as Mr. Schillhorn has historically drawn upon the fuller array of resources of UBS Global AM’s Fixed Income team, benefiting from the insights and opportunities identified by his colleagues to make investment decisions for the Fund.

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Strategic Global Income Fund, Inc.

Performance at a glance (unaudited)

Average annual total returns for periods ended 05/31/12

Net asset value returns	6 months	1 year	5 years	10 years

Strategic Global Income Fund, Inc.	3.63%	3.09%	9.24%	9.78%

Lipper Global Income Funds median	3.19	2.09	6.60	10.98

Market price returns

Strategic Global Income Fund, Inc.	6.20%	2.03%	7.96%	9.20%

Lipper Global Income Funds median	7.79	4.17	8.00	12.05

Index returns

Strategic Global Benchmark[1]	2.46%	4.65%	7.65%	8.55%

Citigroup World Government Bond Index[2]	1.21	2.83	7.17	7.30

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s net asset value (“NAV”) returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Returns for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and other distributions, if any, or on the sale of Fund shares.

[1]	The Strategic Global Benchmark is an unmanaged index compiled by the advisor, constructed as follows: 67% Citigroup World Government Bond Index and 33% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global). Investors should note that indices do not reflect the deduction of fees and expenses.
[2]	The Citigroup World Government Bond Index is an unmanaged broad-based market capitalization weighted index composed of straight (i.e., not floating rate or index-linked) government bonds with a one-year minimum maturity. The index is designed to track the government bond markets of 23 developed countries. Investors should note that indices do not reflect the deduction of fees and expenses.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group. Lipper classifies the fund in its “Global Income Funds” category, which includes both leveraged and non-leveraged closed-end funds that invest primarily in US dollar and non-US dollar debt securities of issuers located in at least three countries, one of which may be the United States.

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Strategic Global Income Fund, Inc.

Portfolio statistics (unaudited)

Characteristics[1]	05/31/12	11/30/11	05/31/11

Net asset value	$11.14	$11.37	$11.77

Market price	$10.53	$10.52	$11.30

12-month dividends/
distributions	$0.9735	$1.7725	$1.8481

Dividend/distribution
at period-end	$0.0567	$0.0574	$0.0688

Net assets (mm)	$203.5	$207.6	$214.9

Weighted average
maturity (yrs.)	6.3	5.6	6.2

Duration (yrs.)[2]	4.9	4.0	4.3

Currency exposure[3]	05/31/12		11/30/11		05/31/11

US dollar denominated	57.2%		67.7%		47.5%

Non-US dollar denominated	42.8		32.3		52.5

Total	100.0%		100.0%		100.0%

Top ten countries[4]
(bond holdings)	05/31/12		11/30/11		05/31/11

United States	42.8%	United States	46.7%	United States	37.7%

Germany	13.6	Germany	15.5	Germany	9.0

Argentina	3.7	Cayman Islands	3.6	United Kingdom	6.1

Cayman Islands	3.5	Argentina	3.2	Argentina	3.9

Netherlands	3.1	Russia	2.7	Malaysia	3.9

France	3.1	United Kingdom	2.4	Venezuela	3.5

United Kingdom	2.6	India	2.3	Cayman Islands	3.4

India	2.2	Venezuela	2.2	Hong Kong	2.2

Mexico	2.1	Malaysia	2.0	South Africa	2.2

Malaysia	2.1	South Africa	2.0	Ireland	2.1

Total	78.8%		82.6%		74.0%

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Strategic Global Income Fund, Inc.

Portfolio statistics (unaudited) (concluded)

Credit quality[5]	05/31/12	11/30/11	05/31/11

AAA	1.5%	5.9%	9.4%

US Treasury[6]	16.9	9.1	8.1

US Agency[6,7]	3.3	—	—

AA	6.2	6.6	4.7

A	7.1	12.5	10.9

BBB	11.3	12.7	14.3

BB	5.0	4.2	6.4

B	4.9	8.0	7.8

CCC	1.1	1.9	2.5

CC	—	—	0.3

D	1.3	0.3	0.1

Non-rated	40.9	28.6	28.1

Cash equivalents	2.6	11.1	4.0

Other assets less liabilities	(2.1)	(0.9)	3.4

Total	100.0%	100.0%	100.0%

[1]	Prices and other characteristics will vary over time.
[2]	Duration is a measure of price sensitivity of a fixed income investment or portfolio (expressed as % change in price) to a 1 percentage point (i.e., 100 basis points) change in interest rates, accounting for optionality in bonds such as prepayment risk and call/put features.
[3]	Exposure represents a percentage of market value as of dates indicated.
[4]	Weightings represent percentage of net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time.
[5]	Weightings represent percentages of net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on those assigned by Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. (“S&P”), to individual portfolio holdings. S&P is an independent ratings agency. Rating reflected represents S&P individual debt issue credit rating. While S&P may provide a credit rating for a bond issuer (e.g., a specific company or country); certain issues, such as some sovereign debt, may not be covered or rated and therefore are reflected as non-rated for the purposes of this table.
[6]	S&P downgraded long-term US government debt on August 5, 2011 to AA+. Other rating agencies continue to rate long-term US government debt in their highest ratings categories. The Fund’s aggregate exposure to AA rated debt as of May 31, 2012 would include the percentages indicated above for AA, US Treasury and US Agency debt but has been broken out into three separate categories to facilitate understanding.
[7]	Includes agency debentures and agency mortagage-backed securities.

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Strategic Global Income Fund, Inc.

Industry diversification (unaudited)
As a percentage of net assets
As of May 31, 2012

Bonds
Corporate bonds
Aerospace & defense	0.19%
Airlines	0.01
Auto components	0.01
Auto parts & equipment	0.02
Automobiles	0.06
Beverages	0.02
Building products	0.11
Capital markets	0.30
Chemicals	0.22
Commercial banks	0.98
Commercial services & supplies	0.38
Computers & peripherals	0.11
Construction materials	0.03
Consumer finance	0.28
Containers & packaging	0.10
Distribution/wholesale	0.03
Diversified financial services	3.89
Diversified telecommunication services	0.44
Electric utilities	0.07
Electrical equipment	0.01
Electronic equipment, instruments & components	0.02
Energy equipment & services	0.32
Entertainment	0.04
Food & staples retailing	0.44
Food products	0.31
Health care providers & services	0.18
Health care technology	0.03
Health services	0.02
Hotels, restaurants & leisure	0.40
Household durables	0.05
Independent power producers & energy traders	0.21
Insurance	0.61
Internet software & services	0.03
Leisure equipment & products	0.01
Machinery	0.11
Media	0.91
Metals & mining	0.42
Multiline retail	0.01
Multi-utilities	0.16

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Strategic Global Income Fund, Inc.

Industry diversification (unaudited) (concluded)
As a percentage of net assets
As of May 31, 2012

Bonds (concluded)
Corporate bonds (concluded)
Non-food & drug retailers	0.04%
Oil, gas & consumable fuels	4.31
Paper & forest products	0.09
Pharmaceuticals	0.15
Professional services	0.01
Real estate investment trust (REIT)	0.34
Real estate management & development	2.14
Road & rail	0.08
Software	0.05
Specialty retail	0.15
Telecommunications	0.15
Tobacco	0.50
Trading companies & distributors	0.02
Wireless telecommunication services	0.47

Total corporate bonds	20.04%
Asset-backed securities	0.52
Collateralized debt obligations	4.75
Commercial mortgage-backed securities	9.49
Mortgage & agency debt securities	5.16
Municipal bond	0.19
US government obligations	16.86
Non-US government obligations	35.37
Structured notes	3.92

Total bonds	96.30%
Common stocks	0.00[1]
Short-term investment	2.55
Options purchased	3.25

Total investments	102.10%
Liabilities, in excess of cash and other assets	(2.10)

Net assets	100.00%

1 Amount represents less than 0.005%.

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Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2012 (unaudited)

	Face
Security description	amount		Value

Bonds—96.30%

Corporate bonds—20.04%

Australia—0.04%

FMG Resources August 2006 Pty Ltd.,
7.000%, due 11/01/15[1]		$75,000	$75,000

Austria—0.47%

Oesterreichische Kontrollbank AG,
3.500%, due 04/28/14	EUR	735,000	954,209

Canada—0.17%

Connacher Oil and Gas Ltd.,
8.500%, due 08/01/19[1]		$35,000	32,550

Inmet Mining Corp.,
8.750%, due 06/01/20[1]		25,000	24,375

Nova Chemicals Corp.,
8.625%, due 11/01/19		115,000	128,513

Novelis, Inc.,
8.375%, due 12/15/17		50,000	52,750

Teck Resources Ltd.,
6.250%, due 07/15/41		65,000	72,266

Videotron Ltee,
5.000%, due 07/15/22[1]		30,000	29,250

			339,704

Cayman Islands—0.44%

Seagate HDD Cayman,
7.750%, due 12/15/18		50,000	53,875

Transocean, Inc.,
6.800%, due 03/15/38		500,000	579,995

Vale Overseas Ltd.,
4.375%, due 01/11/22		200,000	199,915

6.875%, due 11/21/36		50,000	57,214

			890,999

Ireland—0.05%

Vimpel Communications Via VIP
Finance Ireland Ltd. OJSC,
9.125%, due 04/30/18[1]		100,000	103,500

Kazakhstan—1.21%

KazMunayGas National Co.,
8.375%, due 07/02/13[2]		2,350,000	2,464,562

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Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2012 (unaudited)

	Face
Security description	amount		Value

Bonds—(continued)

Corporate bonds—(continued)

Luxembourg—0.13%

Intelsat Jackson Holdings SA,
7.250%, due 10/15/20		$125,000	$124,375

Intelsat Luxembourg SA,
11.250%, due 02/04/17		100,000	98,250

Wind Acquisition Finance SA,
11.750%, due 07/15/17[1]		50,000	42,500

			265,125

Malaysia—2.13%

Johor Corp.,
1.000%, due 07/31/12[3]	MYR	9,100,000	4,332,309

Marshall Islands—0.01%

Navios Maritime Holdings, Inc.,
8.875%, due 11/01/17		$20,000	20,500

Mexico—0.27%

America Movil SAB de CV,
5.000%, due 03/30/20		210,000	234,725

Petroleos Mexicanos,
4.875%, due 01/24/22[1]		300,000	315,000

			549,725

Netherlands Antilles—0.06%

Teva Pharmaceutical Finance IV BV,
3.650%, due 11/10/21		125,000	131,000

Norway—0.89%

Eksportfinans ASA,
1.600%, due 03/20/14	JPY	152,000,000	1,781,987

3.000%, due 11/17/14		$35,000	33,253

			1,815,240

Russia—1.94%

RSHB Capital SA for OJSC Russian Agricultural Bank,
7.750%, due 05/29/18[2]		1,900,000	2,104,250

VEB Finance Ltd.,
6.800%, due 11/22/25[2]		1,800,000	1,845,000

			3,949,250

16

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2012 (unaudited)

	Face
Security description	amount		Value

Bonds—(continued)

Corporate bonds—(continued)

South Africa—0.06%

AngloGold Ashanti Holdings PLC,
5.375%, due 04/15/20		$125,000	$128,417

Ukraine—0.41%

Naftogaz Ukraine,
9.500%, due 09/30/14		880,000	831,600

United Kingdom—0.75%

Biz Finance PLC,
11.000%, due 02/03/14	UAH	10,800,000	1,001,824

HSBC Holdings PLC,
4.000%, due 03/30/22		$400,000	407,146

Virgin Media Finance PLC,
8.375%, due 10/15/19		100,000	109,500

			1,518,470

United States—10.62%

AES Corp.,
8.000%, due 10/15/17		75,000	83,250

AK Steel Corp.,
7.625%, due 05/15/20		100,000	92,500

Ally Financial, Inc.,
6.750%, due 12/01/14		100,000	104,000

8.300%, due 02/12/15		55,000	58,850

Alta Mesa Holdings,
9.625%, due 10/15/18		75,000	73,875

Altria Group, Inc.,
9.950%, due 11/10/38		500,000	798,428

AMC Entertainment, Inc.,
9.750%, due 12/01/20		25,000	26,875

American International Group, Inc.,
4.375%, due 04/26/16	EUR	500,000	624,688

AmeriGas Finance LLC,
6.750%, due 05/20/20		$30,000	29,550

AMGH Merger Sub, Inc.,
9.250%, due 11/01/18[1]		15,000	15,188

Anadarko Petroleum Corp.,
6.450%, due 09/15/36		500,000	584,275

17

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2012 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)

ARAMARK Corp.,
8.500%, due 02/01/15	$125,000	$127,970

Arch Coal, Inc.,
7.250%, due 10/01/20	100,000	85,500

8.750%, due 08/01/16	25,000	24,000

AT&T, Inc.,
1.600%, due 02/15/17	185,000	185,667

6.500%, due 09/01/37	125,000	157,454

Atlas Pipeline Partners LP,
8.750%, due 06/15/18	25,000	26,500

Avis Budget Car Rental LLC,
7.750%, due 05/15/16	50,000	51,375

Bank of America Corp.,
5.650%, due 05/01/18	60,000	62,499

BE Aerospace, Inc.,
6.875%, due 10/01/20	100,000	109,750

Berry Petroleum Co.,
6.750%, due 11/01/20	50,000	51,750

Boyd Gaming Corp.,
9.125%, due 12/01/18	30,000	30,750

BreitBurn Energy Partners LP,
7.875%, due 04/15/22[1]	50,000	49,000

Brunswick Corp.,
11.250%, due 11/01/16[1]	25,000	29,188

Burlington Coat Factory Warehouse Corp.,
10.000%, due 02/15/19	25,000	25,813

Burlington Northern Santa Fe LLC,
6.150%, due 05/01/37	60,000	75,608

Cablevision Systems Corp.,
8.625%, due 09/15/17	60,000	65,550

Caesars Entertainment Operating Co., Inc.,
5.625%, due 06/01/15	75,000	61,875

10.000%, due 12/15/15	50,000	43,750

10.000%, due 12/15/18	15,000	10,125

11.250%, due 06/01/17	50,000	53,125

18

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2012 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)

Calpine Corp.,
7.875%, due 07/31/20[1]	$145,000	$153,700

Capital One Capital III,
7.686%, due 08/15/36	30,000	30,300

Case New Holland, Inc.,
7.875%, due 12/01/17	125,000	142,500

CB Richard Ellis Services, Inc.,
11.625%, due 06/15/17	25,000	28,250

CCO Holdings LLC,
6.500%, due 04/30/21	50,000	51,125

CDW LLC,
12.535%, due 10/12/17	50,000	53,500

Celanese US Holdings LLC,
5.875%, due 06/15/21	50,000	52,125

6.625%, due 10/15/18	25,000	26,437

CF Industries, Inc.,
7.125%, due 05/01/20	125,000	151,250

Chesapeake Energy Corp.,
9.500%, due 02/15/15	100,000	105,500

Chrysler Group LLC,
8.000%, due 06/15/19	55,000	55,137

CIT Group, Inc.,
4.750%, due 02/15/15[1]	170,000	169,150

5.500%, due 02/15/19[1]	75,000	72,937

Citigroup Capital XXI,
8.300%, due 12/21/57[4]	50,000	50,550

CityCenter Holdings LLC,
10.750%, due 01/15/17[5]	50,000	53,500

Clearwire Communications LLC,
12.000%, due 12/01/15[1]	20,000	17,450

Coleman Cable, Inc.,
9.000%, due 02/15/18	15,000	15,562

Comcast Corp.,
6.300%, due 11/15/17	160,000	192,845

6.950%, due 08/15/37	100,000	128,659

19

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2012 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)

Community Health Systems, Inc.,
8.000%, due 11/15/19	$25,000	$25,531

8.875%, due 07/15/15	11,000	11,282

ConocoPhillips,
6.500%, due 02/01/39	90,000	123,598

Constellation Brands, Inc.,
7.250%, due 05/15/17	40,000	45,300

Cricket Communications, Inc.,
7.750%, due 05/15/16	50,000	52,750

10.000%, due 07/15/15	50,000	51,125

Crosstex Energy,
8.875%, due 02/15/18	180,000	189,000

CSX Corp.,
6.220%, due 04/30/40	50,000	62,499

DDR Corp.,
9.625%, due 03/15/16	75,000	91,324

Dell, Inc.,
5.400%, due 09/10/40	95,000	101,960

Delta Air Lines, Inc.,
12.250%, due 03/15/15[1]	20,000	21,600

Denbury Resources, Inc.,
8.250%, due 02/15/20	100,000	108,000

Devon Energy Corp.,
4.750%, due 05/15/42	500,000	523,036

Diamond Resorts Corp.,
12.000%, due 08/15/18	70,000	75,425

DirecTV Holdings LLC,
6.000%, due 08/15/40	160,000	175,359

DISH DBS Corp.,
7.750%, due 05/31/15	25,000	27,187

7.875%, due 09/01/19	130,000	144,625

DPL, Inc.,
7.250%, due 10/15/21[1]	50,000	54,375

DuPont Fabros Technology LP,
8.500%, due 12/15/17	125,000	136,250

20

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2012 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)

El Paso Corp.,
7.750%, due 01/15/32	$105,000	$119,841

Energy Transfer Partners LP,
5.200%, due 02/01/22	500,000	528,551

7.500%, due 07/01/38	75,000	85,214

Entravision Communications Corp.,
8.750%, due 08/01/17	71,000	74,195

Epicor Software Corp.,
8.625%, due 05/01/19	30,000	30,075

Equinix, Inc.,
8.125%, due 03/01/18	50,000	54,625

ERP Operating LP,
4.750%, due 07/15/20	50,000	55,235

5.375%, due 08/01/16	275,000	307,743

ExamWorks Group, Inc.,
9.000%, due 07/15/19[1]	80,000	81,200

Felcor Lodging LP,
6.750%, due 06/01/19	25,000	25,063

Ferrellgas Partners-LP,
9.125%, due 10/01/17	35,000	36,225

First Data Corp.,
9.875%, due 09/24/15	75,000	74,438

Ford Motor Co.,
7.450%, due 07/16/31	50,000	65,125

Ford Motor Credit Co. LLC,
6.625%, due 08/15/17	100,000	116,114

8.125%, due 01/15/20	100,000	127,004

12.000%, due 05/15/15	100,000	126,250

Forest Oil Corp.,
7.250%, due 06/15/19	75,000	68,250

Frontier Communications Corp.,
8.250%, due 04/15/17	60,000	61,950

9.000%, due 08/15/31	85,000	77,775

FTI Consulting, Inc.,
6.750%, due 10/01/20	25,000	26,313

21

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2012 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)

Gannett Co., Inc.,
9.375%, due 11/15/17	$25,000	$27,875

General Electric Capital Corp.,
4.650%, due 10/17/21	200,000	219,735

Georgia Gulf Corp.,
9.000%, due 01/15/17[1]	30,000	33,675

Georgia-Pacific LLC,
8.875%, due 05/15/31	100,000	140,640

Goldman Sachs Group, Inc.,
5.750%, due 01/24/22	250,000	256,488

Goodyear Tire & Rubber Co.,
7.000%, due 05/15/22	20,000	19,600

Graphic Packaging International, Inc.,
9.500%, due 06/15/17	50,000	55,250

Hartford Financial Services Group, Inc.,
6.625%, due 04/15/42	60,000	62,377

HCA, Inc.,
5.875%, due 03/15/22	25,000	24,812

7.500%, due 02/15/22	75,000	78,609

8.500%, due 04/15/19	25,000	27,594

Hexion US Finance Corp.,
8.875%, due 02/01/18	45,000	44,775

Host Hotels & Resorts LP,
Series Q, 6.750%, due 06/01/16	75,000	76,875

Inergy LP,
7.000%, due 10/01/18	100,000	102,000

International Lease Finance Corp.,
7.125%, due 09/01/18[1]	75,000	82,500

8.625%, due 09/15/15	90,000	98,100

8.750%, due 03/15/17	60,000	66,600

Iron Mountain, Inc.,
8.375%, due 08/15/21	325,000	346,938

JC Penney Corp., Inc.,
7.125%, due 11/15/23	30,000	28,500

22

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2012 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)

JMC Steel Group,
8.250%, due 03/15/18[1]	$20,000	$20,200

JPMorgan Chase & Co.,
4.350%, due 08/15/21	410,000	427,989

4.500%, due 01/24/22	175,000	186,693

5.400%, due 01/06/42	80,000	86,645

Key Energy Services, Inc.,
6.750%, due 03/01/21	75,000	75,281

Kinder Morgan Energy Partners LP,
3.950%, due 09/01/22	135,000	136,334

6.500%, due 09/01/39	85,000	97,488

Kraft Foods, Inc.,
6.500%, due 02/09/40	400,000	509,560

Level 3 Communications, Inc.,
11.875%, due 02/01/19	25,000	26,812

Level 3 Financing, Inc.,
8.625%, due 07/15/20[1]	25,000	25,500

10.000%, due 02/01/18	30,000	32,325

Liberty Mutual Group, Inc.,
10.750%, due 06/15/58[1,4]	35,000	48,300

Limited Brands, Inc.,
7.600%, due 07/15/37	25,000	24,875

Linn Energy LLC,
7.750%, due 02/01/21	100,000	102,250

Marina District Finance Co., Inc.,
9.500%, due 10/15/15	40,000	37,900

Masco Corp.,
7.125%, due 03/15/20	25,000	27,523

McClatchy Co.,
11.500%, due 02/15/17	30,000	30,300

McJunkin Red Man Corp.,
9.500%, due 12/15/16	60,000	64,200

Mead Products LLC,
6.750%, due 04/30/20[1]	25,000	25,688

23

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2012 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)

MedAssets, Inc.,
8.000%, due 11/15/18	$50,000	$51,625

Mercer International, Inc.,
9.500%, due 12/01/17	25,000	25,937

MetLife, Inc.,
6.400%, due 12/15/36[4]	500,000	475,050

MGM Resorts International,
10.000%, due 11/01/16	105,000	114,975

Michael Foods, Inc.,
9.750%, due 07/15/18	100,000	108,250

Michaels Stores, Inc.,
7.750%, due 11/01/18	50,000	52,125

Momentive Performance Materials, Inc.,
9.000%, due 01/15/21	25,000	18,875

Morgan Stanley,
6.000%, due 04/28/15	225,000	228,857

6.625%, due 04/01/18	125,000	126,879

Multiplan, Inc.,
9.875%, due 09/01/18[1]	100,000	106,000

Murray Energy Corp.,
10.250%, due 10/15/15[1]	85,000	75,650

Mylan, Inc.,
7.625%, due 07/15/17[1]	50,000	54,563

Navistar International Corp.,
8.250%, due 11/01/21	25,000	26,250

News America, Inc.,
6.200%, due 12/15/34	65,000	72,667

Nexstar Broadcasting, Inc.,
8.875%, due 04/15/17	50,000	52,250

Nextel Communications, Inc.,
Series C, 5.950%, due 03/15/14	75,000	74,625

Series D, 7.375%, due 08/01/15	50,000	48,875

Niska Gas Storage US LLC,
8.875%, due 03/15/18	40,000	38,100

24

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2012 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)

NRG Energy, Inc.,
8.500%, due 06/15/19	$50,000	$50,000

ONEOK Partners LP,
8.625%, due 03/01/19	250,000	331,073

Owens Corning,
6.500%, due 12/01/16	175,000	196,479

Owens-Brockway Glass Container, Inc.,
7.375%, due 05/15/16	100,000	110,500

PAETEC Holding Corp.,
9.875%, due 12/01/18	55,000	60,363

Peabody Energy Corp.,
7.375%, due 11/01/16	50,000	55,375

Penn Virginia Resource Partners LP,
8.375%, due 06/01/20[1]	25,000	25,000

Petco Animal Supplies, Inc.,
9.250%, due 12/01/18[1]	45,000	48,375

Philip Morris International, Inc.,
2.900%, due 11/15/21	225,000	231,953

Phillips 66,
4.300%, due 04/01/22[1]	100,000	104,143

PPL Energy Supply LLC,
4.600%, due 12/15/21	130,000	135,813

Production Resource Group, Inc.,
8.875%, due 05/01/19	10,000	7,775

QEP Resources, Inc.,
6.875%, due 03/01/21	100,000	108,250

Quicksilver Resources, Inc.,
7.125%, due 04/01/16	50,000	43,750

11.750%, due 01/01/16	15,000	15,375

QVC, Inc.,
7.500%, due 10/01/19[1]	75,000	81,562

Range Resources Corp.,
5.750%, due 06/01/21	25,000	25,750

Regions Financial Corp.,
5.750%, due 06/15/15	50,000	52,500

25

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2012 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)

Royal Caribbean Cruises Ltd.,
7.500%, due 10/15/27	$125,000	$125,625

Ryerson, Inc.,
12.000%, due 11/01/15	75,000	76,500

Samson Investment Co.,
9.750%, due 02/15/20[1]	60,000	59,700

SandRidge Energy, Inc.,
7.500%, due 03/15/21	50,000	48,500

Sanmina-SCI Corp.,
7.000%, due 05/15/19[1]	40,000	38,700

8.125%, due 03/01/16	4,000	4,115

SBA Telecommunications, Inc.,
8.250%, due 08/15/19	33,000	35,805

Sealed Air Corp.,
8.375%, due 09/15/21[1]	30,000	33,000

Sempra Energy,
9.800%, due 02/15/19	225,000	315,818

SESI LLC,
7.125%, due 12/15/21[1]	75,000	81,750

Severstal Columbus LLC,
10.250%, due 02/15/18	25,000	26,000

Sinclair Television Group, Inc.,
9.250%, due 11/01/17[1]	20,000	22,000

Solo Cup Co.,
8.500%, due 02/15/14	30,000	30,000

Southern California Edison Co.,
4.050%, due 03/15/42	80,000	83,295

Sprint Nextel Corp.,
8.375%, due 08/15/17	65,000	62,400

9.000%, due 11/15/18[1]	25,000	27,062

9.125%, due 03/01/17[1]	25,000	24,812

SPX Corp.,
7.625%, due 12/15/14	50,000	55,125

SquareTwo Financial Corp.,
11.625%, due 04/01/17	200,000	185,000

26

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2012 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)

Standard Pacific Corp.,
10.750%, due 09/15/16	$25,000	$29,187

SunTrust Bank,
7.250%, due 03/15/18	235,000	277,085

SUPERVALU, Inc.,
8.000%, due 05/01/16	35,000	34,912

Swift Energy Co.,
7.875%, due 03/01/22	25,000	25,250

Tenet Healthcare Corp.,
6.875%, due 11/15/31	50,000	41,938

Tesoro Corp.,
9.750%, due 06/01/19	40,000	45,000

Time Warner Cable, Inc.,
6.550%, due 05/01/37	145,000	169,738

6.750%, due 07/01/18	260,000	315,036

Tomkins LLC,
9.000%, due 10/01/18	45,000	49,444

Toys R Us Property Co. II LLC,
8.500%, due 12/01/17	40,000	41,150

United Technologies Corp.,
4.500%, due 06/01/42	250,000	267,753

US Foodservice,
8.500%, due 06/30/19[1]	15,000	15,113

USPI Finance Corp.,
9.000%, due 04/01/20[1]	20,000	20,750

Valeant Pharmaceuticals International,
7.000%, due 10/01/20[1]	75,000	72,563

Valero Energy Corp.,
6.625%, due 06/15/37	160,000	177,836

Verizon Communications, Inc.,
6.900%, due 04/15/38	150,000	204,195

Verizon Wireless Capital LLC,
8.500%, due 11/15/18	135,000	184,670

Vulcan Materials Co.,
7.500%, due 06/15/21	50,000	54,000

27

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2012 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(concluded)

United States—(concluded)

Wal-Mart Stores, Inc.,
3.250%, due 10/25/20	$805,000	$862,394

Warner Chilcott Co. LLC,
7.750%, due 09/15/18	30,000	31,650

Whiting Petroleum Corp.,
6.500%, due 10/01/18	15,000	15,675

WMG Acquisition Corp.,
9.500%, due 06/15/16	250,000	266,875

XL Group PLC,
Series E, 6.500%, due 04/15/17[4,6]	40,000	30,800

Yankee Holdings Corp.,
10.250%, due 02/15/16[5]	55,000	55,138

Yonkers Racing Corp.,
11.375%, due 07/15/16[1]	225,000	239,063

		21,607,434

Venezuela—0.39%

Petroleos de Venezuela SA,
8.500%, due 11/02/17[1]	1,000,000	790,000

Total corporate bonds (cost—$38,443,410)		40,767,044

Asset-backed securities—0.52%

United States—0.52%

Ameriquest Mortgage Securities, Inc.,
Series 2005-R6, Class A2,
0.439%, due 08/25/35[4]	67,065	64,457

Bear Stearns Asset Backed Securities Trust,
Series 2006-SD2, Class A2,
0.439%, due 06/25/36[4]	77,704	77,338

Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WFH2, Class A2A,
0.389%, due 08/25/36[4]	1,115,852	791,880

Soundview Home Equity Loan Trust,
Series 2005-OPT1, Class 2A4,
0.539%, due 06/25/35[4]	130,058	124,501

Total asset-backed securities (cost—$1,072,723)		1,058,176

28

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2012 (unaudited)

	Face
Security description	amount		Value

Bonds—(continued)

Collateralized debt obligations—4.75%

Cayman Islands—3.03%

Atrium CDO Corp.,
Series 5A, Class A2B,
0.787%, due 07/20/20[1,3,4]		$2,000,000	$1,742,000

BlueMountain CLO Ltd.,
Series 2005-1A, Class A2,
0.837%, due 11/15/17[1,3,4]		2,000,000	1,815,000

GSC Partners CDO Fund Ltd.,
Series 2003-4A, Class B,
2.400%, due 12/16/15[1,3,4]		492,892	481,802

Mountain View Funding CLO,
Series 2007-3A, Class A2,
0.807%, due 04/16/21[1,3,4]		2,500,000	2,125,000

			6,163,802

Netherlands—1.72%

Boyne Valley CLO BV,
Series 1X, Class F,
2.851%, due 02/12/22[2,3,4]	EUR	1,700,000	525,513

Cadogan Square CLO BV,
Series 2X, Class M,
7.370%, due 08/12/22[2,3,4]		2,000,000	642,980

Jubilee CDO BV,
Series III X, Class A2,
1.841%, due 04/20/17[2,3,4]		700,000	806,020

Series III X, Class B,
2.641%, due 04/20/17[2,3,4]		1,500,000	1,517,521

			3,492,034

Total collateralized debt obligations (cost—$7,951,004)			9,655,836

Commercial mortgage-backed securities—9.49%

United States—9.49%

Banc of America Commercial Mortgage, Inc.,
Series 2007-2, Class AM,
5.644%, due 04/10/49[4]		$2,950,000	2,860,237

Series 2007-4, Class AM,
5.793%, due 02/10/51[4]		3,963,000	3,805,927

29

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2012 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Commercial mortgage-backed securities—(concluded)

United States—(concluded)

Citigroup Commercial Mortgage Trust,
Series 2007-C6, Class AM,
5.699%, due 12/10/49[4]	$4,950,000	$5,002,495

Greenwich Capital Commercial Funding Corp.,
Series 2007-GG9, Class AM,
5.475%, due 03/10/39	1,300,000	1,243,299

JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2006-CB17, Class AM,
5.464%, due 12/12/43	3,025,000	2,835,629

Series 2007-CB18, Class AM,
5.466%, due 06/12/47[4]	400,000	398,123

Series 2007-LD11, Class A4,
5.817%, due 06/15/49[4]	400,000	431,900

Morgan Stanley Re-REMIC Trust,
Series 2009-GG10, Class A4B,
5.786%, due 08/12/45[1,4]	2,725,000	2,736,573

Total commercial mortgage-backed securities (cost—$15,403,716)		19,314,183

Mortgage & agency debt securities—5.16%

United States—5.16%

Credit Suisse Mortgage Capital Certificates,
Series 2006-4, Class CB1,
4.693%, due 05/25/36[4]	222,821	2

Government National Mortgage Association, IO,
Series 2012-26, Class GI,
3.500%, due 02/20/27	6,486,423	810,803

Series 2012-16, Class AI,
3.500%, due 10/20/38	5,375,756	787,548

Government National Mortgage Association Pools,
3.000%, TBA	2,250,000	2,323,087

G2 MA0022, 3.500%, due 04/20/42	1,621,744	1,732,647

G2 MA0023, 4.000%, due 04/20/42	1,047,681	1,146,174

JPMorgan Alternative Loan Trust,
Series 2006-A5, Class 2A6,
5.800%, due 10/25/36[4]	6,411,551	2,705,328

30

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2012 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Mortage & agency debt securities—(concluded)

United States—(concluded)

Structured Adjustable Rate Mortgage Loan Trust,
Series 2006-8, Class 4A3,
5.401%, due 09/25/36[4]	$1,500,000	$989,694

Wells Fargo Mortgage Backed Securities Trust,
Series 2006-18, Class B1,
6.000%, due 12/26/36	437,096	4

Total mortgage & agency debt securities (cost—$14,794,037)		10,495,287

Municipal bond—0.19%

State of California, General Obligation Bonds,
7.300%, due 10/01/39 (cost—$302,469)	300,000	379,395

US government obligations—16.86%

US Treasury Bonds,
3.125%, due 11/15/41	150,000	164,016

3.125%, due 02/15/42	1,000,000	1,093,438

8.000%, due 11/15/21	725,000	1,148,219

US Treasury Inflation Indexed Notes (TIPS),
0.125%, due 01/15/22[7]	3,040,530	3,237,927

US Treasury Notes,
0.250%, due 04/30/14[8]	9,960,000	9,957,281

0.250%, due 02/15/15	300,000	299,250

0.500%, due 08/15/14	100,000	100,446

0.625%, due 05/31/17	3,350,000	3,342,670

0.875%, due 01/31/17	1,240,000	1,254,240

0.875%, due 04/30/17	5,965,000	6,028,378

1.000%, due 03/31/17	1,070,000	1,088,056

1.750%, due 05/15/22	605,000	614,453

2.000%, due 02/15/22	970,000	1,009,179

US Treasury STRIP Principal Bonds,
2.969%, due 08/15/40[8,9]	11,000,000	4,955,038

Total US government obligations (cost—$33,835,902)		34,292,591

31

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2012 (unaudited)

	Face
Security description	amount		Value

Bonds—(continued)

Non-US government obligations—35.37%

Argentina—3.69%

Republic of Argentina,
0.000%, due 12/15/35[10]		$3,200,825	$297,677

1.337%, due 12/15/35[4]		11,700,000	1,099,800

7.000%, due 09/12/13		6,620,000	6,001,030

7.000%, due 04/17/17		100,000	66,150

8.280%, due 12/31/33		45,320	25,606

Series 1, 8.750%, due 06/02/17		9,432	7,404

			7,497,667

Austria—1.08%

Republic of Austria,
3.500%, due 09/15/21[1]	EUR	1,000,000	1,387,106

3.800%, due 10/20/13[1]		630,000	816,651

			2,203,757

Belarus—1.03%

Republic of Belarus,
8.750%, due 08/03/15[2]		$2,225,000	2,085,937

Brazil—1.66%

Notas do Tesouro Nacional,
Series B, 6.000%, due 05/15/45[7]	BRL	2,530,000	3,383,651

Chile—1.99%

Bonos de la Tesoreria de la Republica,
3.000%, due 07/01/17[7]	CLP	2,013,316,170	4,051,757

China—0.93%

China Government Bond,
1.400%, due 08/18/16[2]	CNY	9,000,000	1,361,856

2.480%, due 12/01/20		3,500,000	526,066

			1,887,922

France—3.09%

French Treasury Note,
2.500%, due 07/25/16	EUR	1,680,000	2,201,128

Government of France,
1.000%, due 07/25/17[7]		1,687,406	2,184,751

3.500%, due 04/25/26		840,000	1,121,146

4.000%, due 04/25/55		515,000	771,951

			6,278,976

32

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2012 (unaudited)

	Face
Security description	amount		Value

Bonds—(continued)

Non-US government obligations—(continued)

Germany—13.62%

Bundesobligation,
1.250%, due 10/14/16		$3,355,000	$4,327,484

4.000%, due 10/11/13		2,670,000	3,478,819

Bundesrepublik Deutschland,
1.500%, due 04/15/16[7]		4,882,176	6,547,283

2.000%, due 01/04/22		3,000,000	4,001,809

2.250%, due 09/04/20		3,105,000	4,232,830

3.750%, due 01/04/19		840,000	1,245,247

4.750%, due 07/04/28		930,000	1,626,604

Kreditanstalt fuer Wiederaufbau,
3.875%, due 07/04/13		1,000,000	1,284,130

Landwirtschaftliche Rentenbank,
3.250%, due 03/12/14		750,000	973,276

			27,717,482

Mexico—1.87%

Mexican Udibonos,
4.000%, due 06/13/19[7]	MXN	5,000,000	1,909,918

4.000%, due 11/15/40[7]		4,920,000	1,794,982

United Mexican States,
4.750%, due 03/08/44		$100,000	101,000

			3,805,900

Netherlands—1.39%

Netherlands Government Bond,
3.250%, due 07/15/15	EUR	470,000	630,774

4.000%, due 07/15/19		1,500,000	2,194,169

			2,824,943

South Africa—2.01%

Republic of South Africa,
5.500%, due 12/07/23[7]	ZAR	25,676,365	4,096,224

United Kingdom—1.84%

UK Gilts,
4.250%, due 12/07/27	GBP	600,000	1,167,894

4.250%, due 12/07/49		275,000	538,654

4.750%, due 03/07/20		1,045,000	2,032,519

			3,739,067

33

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2012 (unaudited)

	Face
Security description	amount		Value

Bonds—(concluded)

Non-US government obligations—(concluded)

Venezuela—1.17%

Republic of Venezuela,
8.250%, due 10/13/24[2]		$3,500,000	$2,388,750

Total Non-US government obligations (cost—$72,267,315)			71,962,033

Structured notes—3.92%

Belarus—0.96%

VTB Capital PLC, 22.000%, due 06/18/12[1]
(linked to Republic of Belarus,
22.000%, due 06/18/12)	BYR	16,000,000,000	1,950,674

India—2.21%

Standard Chartered Bank,
8.130%, due 09/23/22[1,9]
(linked to Indian Government Bonds,
8.130%, due 09/23/22)		$4,828,773	4,505,728

Nigeria—0.75%

HSBC Bank PLC,16.146%, due 03/30/13[1,9]
(linked to Nigeria Treasury Bill,
16.146%, due 03/30/13)		1,740,507	1,531,646

Total structured notes (cost—$8,351,142)			7,988,048

Total bonds (cost—$192,421,718)			195,912,593

	Shares

Common stocks—0.00%[11]

United States—0.00%[11]

Washington Mutual Funding Tranche III*[1,3,12]		1,000	10

WMI Holdings Corp.*		19,801	8,514

Total common stocks (cost—$10,890)			8,524

Short-term investment—2.55%

Investment company—2.55%

UBS Cash Management Prime Relationship Fund[13]
(cost—$5,195,175)		5,195,175	5,195,175

34

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2012 (unaudited)

	Number of
Security description	contracts		Value

Options purchased*—3.25%

Call options—0.55%

10 Year US Treasury Notes,
strike @ USD 131.50, expires July 2012		105	$269,063

15 Year US Treasury Bonds,
strike @ USD 144.00, expires June 2012		35	208,906

15 Year US Treasury Bonds,
strike @ USD 146.00, expires June 2012		140	599,375

5 Year US Treasury Notes,
strike @ USD 125.00, expires August 2012		185	40,469

			1,117,813

Put options—0.09%

15 Year US Treasury Bonds,
strike @ USD 143.00, expires July 2012		62	9,687

15 Year US Treasury Bonds,
strike @ USD 146.00, expires July 2012		140	78,750

2 Year Euro-Dollar Midcurve,
strike @ USD 98.88, expires December 2012		105	25,594

3 Year Euro-Dollar Midcurve,
strike @ USD 98.13, expires December 2012		105	28,875

90 Day Euro-Dollar Time Deposit,
strike @ USD 99.50, expires June 2012		1,242	31,050

90 Day Euro-Dollar Time Deposit,
strike @ USD 98.00, expires December 2012		200	7,500

			181,456

	Face amount
	covered by
	contracts

Call options—0.44%

Foreign Exchange Option, Buy EUR/MXN,
strike @ MXN 18.15, expires June 2012	EUR	1,020,000	7,770

Foreign Exchange Option, Buy EUR/MXN,
strike @ MXN 18.15, expires June 2012		1,640,000	12,493

Foreign Exchange Option, Buy USD/ARS,
strike @ ARS 4.62, expires June 2012		$880,000	11,264

35

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2012 (unaudited)

	Face amount
	covered by
Security description	contracts		Value

Options purchased*—(continued)

Call options—(concluded)

Foreign Exchange Option, Buy USD/CZK,
strike @ CZK 20.30, expires July 2012		$10,790,000	$411,682

Foreign Exchange Option, Buy USD/CZK,
strike @ CZK 20.15, expires July 2012		7,210,000	315,402

Foreign Exchange Option, Buy USD/SAR,
strike @ SAR 3.75, expires July 2013		7,487,500	13,877

Foreign Exchange Option, Buy USD/SGD,
strike @ SGD 1.28, expires June 2012		240,000	1,749

Foreign Exchange Option, Buy USD/SGD,
strike @ SGD 1.29, expires June 2012		1,780,000	9,787

Foreign Exchange Option, Buy USD/TRY,
strike @ TRY 1.87, expires February 2013		1,640,000	119,538

			903,562

Put options—0.05%

Foreign Exchange Option, Buy EUR/BRL,
strike @ BRL 2.34, expires June 2012	EUR	3,160,000	185

Foreign Exchange Option, Buy EUR/BRL,
strike @ BRL 2.34, expires June 2012		1,730,000	353

Foreign Exchange Option, Buy EUR/BRL,
strike @ BRL 2.34, expires June 2012		1,020,000	208

Foreign Exchange Option, Buy EUR/MXN,
strike @ MXN 17.10, expires June 2012		1,020,000	2,381

Foreign Exchange Option, Buy EUR/MXN,
strike @ MXN 17.10, expires June 2012		1,640,000	3,828

Foreign Exchange Option, Buy EUR/TRY,
strike @ TRY 2.29, expires June 2012		4,740,000	21,958

Foreign Exchange Option, Buy USD/ARS,
strike @ ARS 4.71, expires June 2012		$800,000	13,062

Foreign Exchange Option, Buy USD/ARS,
strike @ ARS 4.58, expires June 2012		800,000	588

Foreign Exchange Option, Buy USD/BRL,
strike @ BRL 1.81, expires June 2012		2,560,000	4

36

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2012 (unaudited)

	Face amount
	covered by
Security description	contracts		Value

Options purchased*—(continued)

Put options—(concluded)

Foreign Exchange Option, Buy USD/BRL,
strike @ BRL 1.81, expires June 2012		$1,280,000	$2

Foreign Exchange Option, Buy USD/CNY,
strike @ CNY 6.22, expires January 2013		7,200,000	5,096

Foreign Exchange Option, Buy USD/CNY,
strike @ CNY 6.29, expires January 2013		7,200,000	13,301

Foreign Exchange Option, Buy USD/MXN,
strike @ MXN 13.40, expires June 2012		1,610,000	61

Foreign Exchange Option, Buy USD/SAR,
strike @ SAR 3.75, expires July 2013		7,487,500	15,423

Foreign Exchange Option, Buy USD/TRY,
strike @ TRY 1.87, expires February 2013		1,640,000	33,636

			110,086

	Notional
	amount

Options purchased on interest rate swaps[3]—2.12%

Expiring 06/22/12. If option exercised
the Fund pays quarterly floating 3 month
USD LIBOR and receives semi-annually
2.030%. Underlying interest rate swap
terminating 06/26/27. European style.
Counterparty: MSC		$7,750,000	54,591

Expiring 10/15/12. If option exercised the Fund
pays quarterly floating 3 month USD LIBOR
and receives semi-annually 2.650%. Underlying
interest rate swap terminating 10/17/42.
European style. Counterparty: MLI		10,500,000	901,642

Expiring 01/06/14. If option exercised the Fund
pays semi-annually 2.765% and receives
semi-annually floating 6 month GBP LIBOR.
Underlying interest rate swap terminating
01/06/24. European style. Counterparty: DB	GBP	7,720,000	294,070

37

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2012 (unaudited)

	Notional
Security description	amount		Value

Options purchased*—(concluded)

Options purchased on interest rate swaps[3]—(concluded)

Expiring 01/06/14. If option exercised the Fund
pays semi-annually floating 6 month GBP
LIBOR and receives semi-annually 2.765%.
Underlying interest rate swap terminating
01/06/24. European style. Counterparty: DB	GBP	7,720,000	$700,960

Expiring 06/14/13. If option exercised the Fund
pays quarterly floating 3 month USD LIBOR
and receives semi-annually 3.410%. Underlying
interest rate swap terminating 06/18/18.
European style. Counterparty: DB		$8,560,000	870,210

Expiring 06/14/21. If option exercised the Fund
pays quarterly floating 3 month USD LIBOR
and receives semi-annually 5.080%. Underlying
interest rate swap terminating 6/16/26.
European style. Counterparty: DB		4,210,000	429,644

Expiring 11/02/15. If option exercised the Fund
pays semi-annually 6.000% and receives
quarterly floating 3 month USD LIBOR.
Underlying interest rate swap terminating
11/04/25. European style. Counterparty: DB		14,000,000	100,191

Expiring 12/08/14. If option exercised the Fund
pays quarterly floating 3 month EUR EURIBOR
and receives annually 2.325%. Underlying
interest rate swap terminating 12/10/15.
European style. Counterparty: BB	EUR	48,000,000	860,407

Expiring 12/24/13. If option exercised the Fund
pays semi-annually 2.140% and receives
semi-annually floating 6 month JPY LIBOR.
Underlying interest rate swap terminating
12/30/33. European style. Counterparty: JPMCB	JPY	350,000,000	92,076

			4,303,791

Total options purchased (cost—$5,731,293)			6,616,708

Total investments—102.10% (cost—$203,359,076)			207,733,000

Liabilities, in excess of cash and other assets—(2.10%)			(4,276,954)

Net assets—100.00%			$203,456,046

38

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2012 (unaudited)

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$16,141,768

Gross unrealized depreciation	(11,767,844)

Net unrealized appreciation of investments	$4,373,924

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to pages 54–55. Portfolio footnotes begin on page 52.

Forward foreign currency contracts
						Unrealized
	Contracts				Maturity	appreciation/
Counterparty	to deliver		In exchange for		date	(depreciation)

BB	BRL	943,000	USD	512,083	06/12/12	$45,211

BB	EUR	767,000	USD	1,007,455	06/08/12	59,050

BB	EUR	1,196,000	USD	1,528,489	06/12/12	49,603

BB	EUR	315,000	USD	394,538	06/13/12	5,030

BB	EUR	248,000	USD	326,616	06/21/12	19,943

BB	EUR	6,300,000	USD	7,921,040	08/02/12	127,827

BB	MXN	364,000	USD	27,458	06/21/12	2,141

BB	NOK	49,352,980	EUR	6,427,500	08/02/12	(100,912)

BB	RUB	36,930,000	USD	1,239,262	06/22/12	136,559

BB	TRY	3,922,000	USD	2,128,549	06/13/12	30,184

BB	USD	223,176	ARS	1,040,000	06/22/12	618

BB	USD	1,007,571	BRL	1,818,000	06/08/12	(106,803)

BB	USD	898,597	BRL	1,640,000	06/12/12	(86,647)

BB	USD	1,000,356	BRL	1,955,000	06/20/12	(34,285)

BB	USD	2,049,521	CNY	12,830,000	01/25/13	(41,115)

BB	USD	2,128,235	EUR	1,706,000	06/13/12	(18,710)

BB	USD	8,003,243	EUR	6,300,000	08/02/12	(210,030)

BB	USD	394,465	MXN	5,493,000	06/13/12	(12,071)

BB	USD	325,993	MXN	4,204,000	06/21/12	(33,605)

39

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2012 (unaudited)

Forward foreign currency contracts (continued)
						Unrealized
	Contracts				Maturity	appreciation/
Counterparty	to deliver		In exchange for		date	(depreciation)

BB	USD	1,238,223	RUB	36,930,000	06/22/12	$(135,520)

BB	USD	347,194	RUB	10,671,000	07/12/12	(29,808)

CSI	BRL	8,582,850	USD	4,752,672	06/22/12	513,431

CSI	CLP	2,083,610,000	USD	4,244,037	06/22/12	222,439

CSI	CNY	9,090,000	USD	1,440,057	01/10/13	16,934

CSI	EUR	2,609,000	USD	3,423,399	06/08/12	197,341

CSI	EUR	10,745,000	USD	14,210,252	08/02/12	918,494

CSI	GBP	5,125,000	JPY	656,500,200	08/02/12	487,332

CSI	INR	25,740,000	USD	506,195	06/22/12	49,552

CSI	MXN	5,493,000	USD	394,877	06/13/12	12,484

CSI	RUB	42,242,000	USD	1,374,618	07/12/12	118,222

CSI	USD	3,394,007	BRL	6,116,000	06/08/12	(363,700)

CSI	USD	1,450,802	CNY	9,090,000	01/10/13	(27,679)

CSI	USD	1,005,792	EUR	800,000	06/12/12	(16,571)

CSI	USD	394,853	EUR	315,000	06/13/12	(5,345)

CSI	USD	1,042,808	RUB	31,571,000	07/12/12	(103,798)

DB	BRL	7,934,000	USD	4,439,843	06/08/12	508,769

DB	BRL	1,230,000	USD	669,716	06/12/12	60,753

DB	BRL	4,366,000	USD	2,210,633	06/20/12	53,155

DB	EUR	644,000	USD	844,831	06/21/12	48,471

DB	MXN	5,017,000	USD	392,200	06/21/12	43,269

DB	MXN	51,107,890	USD	3,953,118	06/22/12	398,989

DB	MYR	5,900,000	USD	1,952,026	06/22/12	94,122

DB	USD	1,280,064	BRL	2,411,000	06/20/12	(88,658)

DB	USD	4,439,609	EUR	3,376,000	06/08/12	(265,146)

DB	USD	670,450	EUR	506,000	06/12/12	(44,768)

DB	USD	392,233	EUR	297,000	06/21/12	(24,967)

DB	USD	841,479	MXN	11,028,000	06/21/12	(74,483)

DB	USD	2,177,856	RUB	64,715,000	06/22/12	(245,513)

DB	USD	2,009,320	TRY	3,650,130	06/22/12	(60,904)

DB	ZAR	24,543,860	USD	3,195,649	06/22/12	312,707

40

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2012 (unaudited)

Forward foreign currency contracts (concluded)
						Unrealized
	Contracts				Maturity	appreciation/
Counterparty	to deliver		In exchange for		date	(depreciation)

GSI	BRL	1,328,000	USD	765,992	06/22/12	$110,066

GSI	CNY	9,663,000	USD	1,525,335	01/10/13	12,504

GSI	EUR	296,000	USD	388,530	06/21/12	22,500

GSI	MXN	14,966,000	USD	1,173,086	06/21/12	132,204

GSI	USD	790,006	BRL	1,328,000	06/22/12	(134,080)

GSI	USD	1,173,091	EUR	891,000	06/21/12	(71,293)

GSI	USD	389,854	MXN	5,115,000	06/21/12	(34,107)

HSBC	AUD	8,215,000	NZD	10,572,656	08/02/12	(22,066)

HSBC	AUD	16,330,000	USD	16,723,880	08/02/12	903,902

HSBC	EUR	16,014,865	CHF	19,220,000	08/02/12	(970)

HSBC	JPY	1,573,179,782	AUD	20,120,000	08/02/12	(598,394)

HSBC	USD	6,659,037	GBP	4,115,000	08/02/12	(318,820)

HSBC	USD	35,895,753	JPY	2,876,000,000	08/02/12	831,673

JPMCB	CHF	19,220,000	USD	21,176,217	08/02/12	1,366,511

JPMCB	EUR	1,990,000	USD	2,541,123	08/02/12	79,457

JPMCB	JPY	717,804,874	USD	9,039,315	08/02/12	(127,279)

JPMCB	USD	3,599,943	CNY	22,554,000	01/25/13	(69,344)

MLI	EUR	506,000	USD	670,450	06/12/12	44,768

MLI	USD	257,732	ARS	1,250,000	07/05/12	4,087

MLI	USD	669,714	BRL	1,230,000	06/12/12	(60,752)

MSCI	SEK	56,748,228	EUR	6,280,000	08/02/12	(24,992)

MSCI	USD	8,398,794	SEK	56,600,000	08/02/12	(625,686)

RBS	GBP	5,160,000	JPY	646,931,130	08/02/12	311,205

RBS	USD	10,219,512	CAD	10,110,000	08/02/12	(443,961)

SSB	USD	16,414,935	NOK	94,280,000	08/02/12	(1,033,331)

Net unrealized appreciation on forward foreign currency contracts						$2,655,394

41

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2012 (unaudited)

Futures contracts
				Unrealized
	Expiration	Cost/		appreciation/
	date	(proceeds)	Value	(depreciation)

US Treasury futures
buy contracts:
US Ultra Bond Futures,
89 contracts (USD)	June 2012	$13,795,737	$15,166,156	$1,370,419

US Ultra Bond Futures,
101 contracts (USD)	September 2012	16,909,319	17,069,000	159,681

5 Year US Treasury Notes,
175 contracts (USD)	September 2012	21,748,706	21,732,813	(15,893)

US Treasury futures
sell contracts:
US Long Bond,
73 contracts (USD)	June 2012	(10,832,533)	(10,970,531)	(137,998)

US Long Bond,
39 contracts (USD)	September 2012	(5,848,757)	(5,839,031)	9,726

US Ultra Bond Futures,
10 contracts (USD)	September 2012	(1,642,677)	(1,690,000)	(47,323)

10 Year US Treasury Notes,
42 contracts (USD)	September 2012	(5,577,030)	(5,625,375)	(48,345)

Interest rate futures
buy contracts:
Long Gilt,
27 contracts (GBP)	September 2012	4,978,534	5,018,455	39,921

Interest rate futures
sell contracts:
90 Day Bank Bill,
204 contracts (AUD)	December 2012	(197,198,475)	(197,416,688)	(218,213)

Euro-Bobl,
37 contracts (EUR)	June 2012	(5,729,629)	(5,808,026)	(78,397)

Euro-Bund,
35 contracts (EUR)	September 2012	(6,227,156)	(6,278,267)	(51,111)

Net unrealized appreciation
on futures contracts				$982,467

42

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2012 (unaudited)

Options written
	Expiration	Premiums
	date	received	Value

Call options
15 Year US Treasury Bonds, 62 contracts,
strike @ USD 151.00	July 2012	$57,050	$(79,438)

Foreign Exchange Option, Sell EUR/MXN,
EUR 1,640,000 face amount covered
by contracts, strike @ MXN 17.60	June 2012	30,719	(35,314)

Foreign Exchange Option, Sell EUR/MXN,
EUR 1,020,000 face amount covered
by contracts, strike @ MXN 17.60	June 2012	23,129	(21,963)

Foreign Exchange Option, Sell USD/ARS,
USD 880,000 face amount covered by
contracts, strike @ ARS 4.47	June 2012	25,960	(25,960)

Put options
90 Day Euro-Dollar Time Deposit,
200 contracts, strike @ USD 96.00	December 2012	89,300	(1,250)

Foreign Exchange Option, Sell EUR/MXN,
EUR 1,640,000 face amount covered by
contracts, strike @ MXN 17.60	June 2012	34,475	(18,760)

Foreign Exchange Option, Sell EUR/MXN,
EUR 1,020,000 face amount covered
by contracts, strike @ MXN 17.60	June 2012	18,726	(11,669)

Options written on interest rate swaps[3]
If option exercised the Fund receives
quarterly floating 3 month USD LIBOR
and pays semi-annually 2.000%.
Underlying interest rate swap
terminating 10/17/22. European style.
Counterparty: DB,
Notional Amount USD 22,575,000	October 2012	284,445	(664,686)

If option exercised the Fund receives
semi-annually 2.530% and pays
quarterly floating 3 month USD LIBOR.
Underlying interest rate swap
terminating 06/26/27. European style.
Counterparty: MSC,
Notional Amount USD 7,750,000	June 2012	19,375	(8,441)

43

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2012 (unaudited)

Options written (continued)
	Expiration	Premiums
	date	received	Value

Options written on interest rate swaps[3] (continued)
If option exercised the Fund receives
annually 3.325% and pays quarterly
floating 3 month EUR EURIBOR. Underlying
interest rate swap terminating 12/10/15.
European style. Counterparty: BB,
Notional Amount EUR 48,000,000	December 2014	233,238	$(76,706)

If option exercised the Fund receives
quarterly floating 3 month EUR EURIBOR
and pays annually 1.825%. Underlying
interest rate swap terminating 12/10/15.
European style. Counterparty: BB,
Notional Amount EUR 48,000,000	December 2014	270,235	(611,910)

If option exercised the Fund receives
quarterly floating 3 month USD LIBOR
and pays semi-annually 4.700%.
Underlying interest rate swap
terminating 06/16/21. European style.
Counterparty: DB,
Notional Amount USD 10,600,000	June 2016	417,885	(1,263,860)

If option exercised the Fund receives
semi-annually 1.620% and pays
semi-annually floating 6 month GBP LIBOR.
Underlying interest rate swap
terminating 01/06/16. European style.
Counterparty: BB,
Notional Amount GBP 35,000,000	January 2014	461,170	(286,791)

If option exercised the Fund receives
semi-annually 7.250% and pays quarterly
floating 3 month USD LIBOR. Underlying
interest rate swap terminating 11/04/25.
European style. Counterparty: DB,
Notional Amount USD 14,000,000	November 2015	257,600	(49,892)

If option exercised the Fund receives
semi-annually 8.760% and pays quarterly
floating 3 month USD LIBOR. Underlying
interest rate swap terminating 11/04/25.
European style. Counterparty: DB,
Notional Amount USD 14,000,000	November 2015	166,600	(22,537)

44

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2012 (unaudited)

Options written (concluded)
	Expiration	Premiums
	date	received	Value

Options written on interest rate swaps[3] (concluded)
If option exercised the Fund receives
semi-annually floating 6 month GBP LIBOR
and pays semi-annually 1.620%.
Underlying interest rate swap terminating
01/06/16. European style.
Counterparty: BB,
Notional Amount GBP 35,000,000	January 2014	$461,170	$(667,570)

If option exercised the Fund receives
semi-annually floating 6 month JPY LIBOR
and pays semi-annually 1.600%.
Underlying interest rate swap terminating
12/30/33. European style.
Counterparty: MSC,
Notional Amount JPY 350,000,000	December 2013	129,978	(166,084)

Total options written		$2,981,055	$(4,012,831)

Written option activity for the period ended May 31, 2012 was as follows:

	Number of	Premiums
	contracts	received

Options outstanding at November 30, 2011	2,711	$633,392

Options written	2,126	399,298

Options terminated in closing purchase transactions	(3,006)	(596,821)

Options expired prior to exercise	(1,569)	(289,519)

Options outstanding at May 31, 2012	262	$146,350

Swaption and foreign exchange written option activity for the period ended May 31, 2012 was as follows:

Premiums
received

Swaptions & foreign exchange options outstanding at November 30, 2011	$1,439,384

Swaptions & foreign exchange options written	2,971,030

Swaptions & foreign exchange options terminated in closing
purchase transactions	(1,575,709)

Swaptions & foreign exchange options expired prior to exercise	—

Swaptions & foreign exchange options outstanding at May 31, 2012	$2,834,705

45

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2012 (unaudited)

Currency swap agreements3

Counterparty—BB

Pay	Receive				Upfront
contracts	contracts	Termination	Pay	Receive	payments		Unrealized
(000)	(000s)	date	rate[14]	rate[14]	made	Value	appreciation

6 month
INR 249,400	USD 4,831	12/05/16	4.500%	USD LIBOR	$—	$461,260	$461,260

Counterparty—DB

Pay	Receive				Upfront		Unrealized
contracts	contracts	Termination	Pay	Receive	payments		appreciation/
(000)	(000s)	date	rate[14]	rate[14]	made	Value	(depreciation)

			3 month	3 month
EUR 15,642	USD 21,500	03/16/20	EURIBOR	USD LIBOR	$—	$1,636,032	$1,636,032

			3 month	3 month
USD 21,500	EUR 15,642	03/16/40	USD LIBOR	EURIBOR	—	(1,231,545)	(1,231,545)

					$—	$404,487	$404,487

Counterparty—MLI

					Upfront
Pay	Receive				payments		Unrealized
contracts	contracts	Termination	Pay	Receive	(made)/		appreciation/
(000)	(000s)	date	rate[14]	rate[14]	received	Value	(depreciation)

			3 month	3 month
CAD 21,866	USD 22,053	03/16/40	BA	USD LIBOR	$(1,162,605)	$719,908	$(442,697)

			3 month	3 month
USD 22,053	CAD 21,866	03/16/20	USD LIBOR	BA	1,162,605	(910,127)	252,478

					$0	$(190,219)	$(190,219)

Interest rate swap agreements

			Payments	Payments
	Notional		made	received	Upfront		Unrealized
Counter-	amount	Termination	by the	by the	payments		appreciation/
party	(000s)	date	Fund[14]	Fund[14]	made	Value	(depreciation)

			3 month	1 month
			LIBOR	LIBOR
BB	USD 84,700	11/24/12	(USD BBA)	(USD BBA)	$—	$31,211	$31,211

3 month
LIBOR
BB	USD 1,530	06/16/26	3.624%	(USD BBA)	—	(37,360)	(37,360)

46

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2012 (unaudited)

Interest rate swap agreements (continued)

				Payments	Payments
	Notional			made	received	Upfront		Unrealized
Counter-	amount		Termination	by the	by the	payments		appreciation/
party	(000s)		date	Fund[14]	Fund[14]	made	Value	(depreciation)

					3 month
CITI	KRW	4,800,000	08/26/16	3.410%	CD KSDA	$—	$(19,118)	$(19,118)

				1 month	3 month
				LIBOR	LIBOR
CITI	USD	42,400	11/24/18	(USD BBA)	(USD BBA)	—	294,404	294,404

					3 month
					LIBOR
CITI	USD	13,768	02/15/36	4.668	(USD BBA)	—	(6,220,681)	(6,220,681)

				3 month
DB	CAD	13,100	10/03/13	BA	1.875%	—	114,596	114,596

					3 month
DB	CAD	11,700	10/03/16	2.485	BA	—	(499,992)	(499,992)

				3 month
DB	CAD	3,250	10/03/21	BA	3.260	—	349,506	349,506

					3 month
					LIBOR
DB	USD	8,958	02/15/36	4.545	(USD BBA)	—	(3,837,832)	(3,837,832)

					3 month
GSI	TWD	140,000	08/26/16	1.280	TWCPBA	—	(38,284)	(38,284)

				3 month
JPMCB	AUD	54,500	11/10/14	BBSW	3.315	—	338,612	338,612

					6 month
JPMCB	AUD	12,655	11/10/22	4.225	BBSW	—	(297,611)	(297,611)

				3 month
JPMCB	CAD	36,375	02/11/14	BA	2.775	—	1,040,100	1,040,100

					3 month
JPMCB	CAD	32,620	02/11/17	3.500	BA	—	(3,062,390)	(3,062,390)

				3 month
JPMCB	CAD	9,200	02/11/22	BA	4.145	—	1,744,919	1,744,919

				6 month
JPMCB	EUR	8,200	05/04/22	EURIBOR	2.130	—	438,842	438,842

					6 month
JPMCB	EUR	3,650	05/04/42	2.460	EURIBOR	—	(633,298)	(633,298)

				1 month	3 month
				LIBOR	LIBOR
JPMCB	USD	42,300	11/24/18	(USD BBA)	(USD BBA)	—	280,157	280,157

				3 month
MLI	CAD	22,140	04/08/17	BA	1.978	—	478,721	478,721

47

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2012 (unaudited)

Interest rate swap agreements (concluded)

				Payments	Payments
	Notional			made	received	Upfront		Unrealized
Counter-	amount		Termination	by the	by the	payments		appreciation/
party	(000s)		date	Fund[14]	Fund[14]	made	Value	(depreciation)

					3 month
MLI	CAD	5,930	02/04/21	3.725%	BA	$—	$(868,781)	$(868,781)

				3 month
MLI	CAD	7,410	02/04/31	BA	4.310%	—	2,032,499	2,032,499

					3 month
MLI	CAD	3,000	02/04/41	4.208	BA	—	(1,106,952)	(1,106,952)

				6 month
				LIBOR
MLI	JPY	4,364,000	04/26/13	(USD BBA)	0.451	—	46,207	46,207

					6 month
					LIBOR
MLI	JPY	3,505,000	04/26/16	0.706	(USD BBA)	—	(581,050)	(581,050)

				6 month
				LIBOR
MLI	JPY	911,000	04/26/21	(USD BBA)	1.334	—	608,668	608,668

					3 month
					LIBOR
MLI	USD	4,180	06/18/18	2.090	(USD BBA)	—	(155,570)	(155,570)

				3 month
				LIBOR
MLI	USD	3,770	06/16/21	(USD BBA)	3.171	—	146,206	146,206

					3 month
MSCI	CAD	21,160	04/08/17	3.600	BA	—	(2,061,873)	(2,061,873)

					3 month
					LIBOR
MSCI	USD	2,558	06/26/27	2.280	(USD BBA)	—	(50,448)	(50,448)

						$—	$(11,526,592)	$(11,526,592)

Credit default swaps on credit indices—buy protection15

				Payments
		Notional		made	Upfront
Counter-	Referenced	amount	Termination	by the	payments		Unrealized
party	Index[16]	(000s)	date	Fund[14]	made	Value	appreciation

	CDX.NA.HY.
BB	Series 17 Index	USD 1,700	12/20/16	5.000%	$(53,122)	$78,287	$25,165

	CDX.NA.HY.
DB	Series 17 Index	USD 2,000	12/20/16	5.000	(40,551)	92,102	51,551

	CDX.NA.HY.
JPMCB	Series 17 Index	USD 4,100	12/20/16	5.000	(133,096)	188,810	55,714

					$(226,769)	$359,199	$132,430

48

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2012 (unaudited)

Credit default swaps on sovereign issues—buy protection15 (concluded)

				Payments
		Notional		received	Upfront		Unrealized
Counter-	Referenced	amount	Termination	by the	payments		appreciation/
party	obligation[16]	(000s)	date	Fund[14]	made	Value	depreciation

	Republic of
	Venezuela
	Bond, 9.250%,
JPMCB	due 09/15/27	USD 950	03/20/17	5.000%	$(155,800)	$146,406	$(9,394)

	Republic of
	Venezuela
	Bond, 9.250%,
JPMCB	due 09/15/27	USD 1,230	03/20/17	5.000	(127,305)	189,557	62,252

	Deutsche
	Bank AG
	Bond, 5.125%,
MSCI	due 8/31/17	EUR 1,750	06/20/17	1.000	(94,482)	95,214	732

					$(377,587)	$431,177	$53,590

Credit default swaps on sovereign issues—sell protection17

Payments
		Notional		received	Upfront
Counter-	Referenced	amount	Termination	by the	payments		Unrealized	Credit
party	obligation[16]	(000s)	date	Fund[14]	made	Value	depreciation	spread[18]

Republic of
Argentina
bond,
8.280%, due
CITI	12/31/33	USD 1,500	09/20/13	5.000%	$(8,726)	$(126,038)	$(134,764)	12.874%

Total return swap agreement3

Counterparty—MLI

		Payments	Payments
Notional		made	received	Upfront
amount	Termination	by the	by the	payments		Unrealized
(000s)	date	Fund	Fund	made[19]	Value	depreciation

BRL 3,627	08/15/12	—	—[20]	$(4,666,144)	$3,951,419	$(714,725)

49

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2012 (unaudited)

The following is a summary of the fair valuations according to the inputs used as of May 31, 2012 in valuing the Fund’s investments:

	Unadjusted
	quoted prices in	Other
	active markets	significant
	for identical	observable	Unobservable
	investments	inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Corporate bonds	$—	$36,434,735	$4,332,309	$40,767,044

Asset-backed securities	—	1,058,176	—	1,058,176

Collateralized debt obligations	—	8,487,343	1,168,493	9,655,836

Commercial mortgage-backed securities	—	19,314,183	—	19,314,183

Mortgage & agency debt securities	—	10,495,287	—	10,495,287

Municipal bond	—	379,395	—	379,395

US government obligations	—	34,292,591	—	34,292,591

Non-US government obligations	—	71,962,033	—	71,962,033

Structured notes	—	6,037,374	1,950,674	7,988,048

Common stocks	8,514	—	10	8,524

Short-term investment	—	5,195,175	—	5,195,175

Options purchased	1,299,269	5,317,439	—	6,616,708

Forward foreign currency contracts, net	—	2,655,394	—	2,655,394

Futures contracts, net	982,467	—	—	982,467

Options written	(80,688)	(3,932,143)	—	(4,012,831)

Swap agreements, net	—	(6,235,307)	—	(6,235,307)

Total	$2,209,562	$191,461,675	$7,451,486	$201,122,723

50

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2012 (unaudited)

Level 3 rollforward disclosure
The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

		Collateralized
	Corporate	debt	Structured	Common
	bonds	obligations	note	stock	Total

Assets
Beginning balance	$4,235,825	$6,391,400	$—	$—	$10,627,225

Purchases	—	1,597,416	1,987,577	—	3,584,993

Issuances	—	—	—	0	0

Sales	(408,591)	(610,361)	—	—	(1,018,952)

Settlements	—	—	—	—	—

Accrued discounts (premiums)	—	—	—	—	—

Total realized gain (loss)	(845,356)	54,589	—	—	(790,767)

Change in net unrealized appreciation/depreciation	1,350,431	(100,749)	(36,903)	10	1,212,789

Transfers into Level 3	—	—	—	—	—

Transfers out of Level 3[21]	—	(6,163,802)	—	—	(6,163,802)

Ending balance	$4,332,309	$1,168,493	$1,950,674	$10	$7,451,486

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at May 31, 2012 was $120,793.

51

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2012 (unaudited)

Portfolio footnotes
*	Non-income producing security.
[1]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2012, the value of these securities amounted to $22,533,822 or 11.08% of net assets.
[2]	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At May 31, 2012, the value of these securities amounted to $15,742,389 or 7.74% of net assets.
[3]	Security is illiquid. At May 31, 2012, the value of these securities and other derivative instruments amounted to $31,020,714 or 15.25% of net assets.
[4]	Variable or floating rate security—The interest rate shown is the current rate as of May 31, 2012 and changes periodically.
[5]	PIK—Payment-in kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.
[6]	Perpetual bond security. The maturity date reflects the next call date.
[7]	Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities’ principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuers’ country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.
[8]	All or a portion of these securities have been designated as collateral for open swap agreements.
[9]	Rate shown reflects annualized yield at May 31, 2012 on zero coupon bond.
[10]	Security has yet to make its first payment. Security pays, when required, a floating rate that is determined annually based on the Argentina GDP.
[11]	Amount represents less than 0.005%.
[12]	Security is being fair valued by a valuation committee under the direction of the Board of Directors. At May 31, 2012, the value of this security amounted to $10 or 0.00% of net assets.

52

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2012 (unaudited)

[13]	The table below details the Fund’s investments in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

		Purchases	Sales		Income earned
		during the	during the		from affiliate for
		six months	six months		the six months
Security	Value	ended	ended	Value	ended
description	11/30/11	05/31/12	05/31/12	05/31/12	05/31/12

UBS Cash Management Prime Relationship Fund	$22,901,010	$44,935,380	$62,641,215	$5,195,175	$5,326

[14]	Payments made or received are based on the notional amount.
[15]	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
[16]	Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index/obligation.
[17]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
[18]	Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.
[19]	Payment made to fully fund swap.
[20]	Payment is based on the interest payment of the underlying Brazilian Government bond, 6.000%, due 08/15/12.
[21]	Transfers out of Level 3 represent the value at the end of the period. At May 31, 2012, securities were transfered from Level 3 to Level 2 as the valuation is based on observable inputs from an established pricing source.

53

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2012 (unaudited)

Portfolio acronyms
BA	Canadian Bankers’ Acceptance Rate
BBA	British Banking Association
BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
CD KSDA	Korean Securities Dealer Association 91-day Certificate of Deposit Rate
CDO	Collateralized debt obligations
CLO	Collateralized loan obligations
EURIBOR	Euro Interbank Offered Rate
GDP	Gross Domestic Product
IO	Interest only – This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low payments would result in a greater amount of interest being received and cause the yield to increase.
LIBOR	London Interbank Offered Rate
OJSC	Open joint stock company
REIT	Real estate investment trust
Re-REMIC	Combined Real Estate Mortgage Investment Conduit
STRIP	Separate Trading of Registered Interest and Principal of Securities
TBA	(To be announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/–1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement, when the specific mortgage pools are assigned.
TIPS	Treasury inflation protected securities (“TIPS”) are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury security of the same maturity.
TWCPBA	Taiwan Secondary Markets Bills Rate

54

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2012 (unaudited)

Counterparty abbreviations
BB	Barclays Bank PLC
CITI	Citibank NA
CSI	Credit Suisse International
DB	Deutsche Bank AG
GSI	Goldman Sachs International
HSBC	HSBC Bank PLC
JPMCB	JPMorgan Chase Bank
MLI	Merrill Lynch International
MSC	Morgan Stanley & Co., Inc.
MSCI	Morgan Stanley & Co. International PLC
RBS	Royal Bank of Scotland PLC
SSB	State Street Bank & Trust

Currency abbreviations
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
BYR	Belarus Ruble
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan
CZK	Czech Koruna
EUR	Euro
GBP	Great Britain Pound
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
RUB	Russian Ruble
SAR	Saudi Arabian Riyal
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
TWD	Taiwan Dollar
UAH	Ukrainian Hryvnia
USD	United States Dollar
ZAR	South African Rand

See accompanying notes to financial statements	55

Strategic Global Income Fund, Inc.
Statement of assets and liabilities
May 31, 2012 (unaudited)

Assets:
Investments in securities of unaffiliated issuers, at value (cost—$198,163,901)	$202,537,825

Investments in affiliated issuers, at value (cost—$5,195,175)	5,195,175

Total investments, at value (cost—$203,359,076)	207,733,000

Foreign currency, at value (cost—$706,752)	687,835

Interest receivable	1,849,937

Receivable for investments sold	12,830,639

Cash collateral for futures contracts	1,464,835

Receivable for foreign tax reclaims	5,388
Outstanding swap agreements, at value[1]	15,503,643

Unrealized appreciation on forward foreign currency contracts	8,351,507

Other assets	44,996

Total assets	248,471,780

Liabilities:
Outstanding swap agreements, at value[1]	21,738,950

Payable for investments purchased	12,835,547

Unrealized depreciation on forward foreign currency contracts	5,696,113

Options written, at value (premiums received—$2,981,055)	4,012,831

Due to broker	435,527

Payable for investment advisory and administration fees	165,698

Due to custodian	14,229

Directors’ fees payable	4,004

Accrued expenses and other liabilities	112,835

Total liabilities	45,015,734

Net assets:
Capital stock—$0.001 par value; 100,000,000 shares authorized; 18,258,828 shares issued and outstanding	$206,099,090

Distributions in excess of net investment income	(3,079,965)[2]

Accumulated net realized gain	5,048,286 [2]

Net unrealized depreciation	(4,611,365)

Net assets	$203,456,046

Net asset value per share	$11.14

[1]	Net upfront payments made by the Fund on outstanding swap agreements amounted to $5,279,226.
[2]	The actual sources of the Fund’s fiscal year 2012 dividends/distributions may be net investment income, net realized capital gains, return of capital or a combination of the foregoing and may be subject to retroactive recharacterization at the end of the Fund’s fiscal year based on tax regulations. Shareholders will be informed of the tax characteristics of dividends/distributions after the close of the 2012 fiscal year.

56	See accompanying notes to financial statements

Strategic Global Income Fund, Inc.
Statement of operations

For the six
months ended
May 31, 2012
(unaudited)

Investment income:
Interest income, net of foreign withholding taxes of $2,444 (includes $5,326 earned from an affiliated entity)	$4,639,989

Expenses:
Investment advisory and administration fees	1,028,603

Custody and accounting fees	71,474

Professional fees	60,640

Reports and notices to shareholders	37,041

Listing fees	11,880

Transfer agency fees	8,199

Directors’ fees	7,989

Insurance expense	2,164

Other expenses	19,208

Total expenses	1,247,198

Less: Fee waivers by investment advisor and administrator	(51,430)

Net expenses	1,195,768

Net investment income	3,444,221

Realized and unrealized gains (losses) from investment activities:
Net realized gain (loss) on:
Investments	1,386,694

Futures contracts	99,888

Options written	1,498,186

Swap agreements	4,124,888

Forward foreign currency contracts	(131,003)

Foreign currency transactions	(762,360)

Net realized gain	6,216,293

Change in net unrealized appreciation/depreciation on:
Investments	3,647,558

Futures contracts	(815,338)

Options written	(1,466,671)

Swap agreements	(4,051,358)

Forward foreign currency contracts	389,827

Translation of other assets and liabilities denominated in foreign currency	(36,606)

Net change in unrealized appreciation/depreciation	(2,332,588)

Net realized and unrealized gain from investment activities	3,883,705

Net increase in net assets resulting from operations	$7,327,926

See accompanying notes to financial statements	57

Strategic Global Income Fund, Inc.
Statement of changes in net assets

	For the six	For the
	months ended	year ended
	May 31, 2012	November 30,
	(unaudited)	2011

From operations:
Net investment income	$3,444,221	$8,349,641

Net realized gain	6,216,293	13,519,935

Change in net unrealized appreciation/depreciation	(2,332,588)	(3,161,198)

Net increase in net assets resulting from operations	7,327,926	18,708,378

Dividends and distributions to shareholders from:
Net investment income	(2,163,672)[1]	(22,976,909)

Net realized gains	(9,270,007)[1]	(9,386,864)

Total dividends and distributions	(11,433,679)	(32,363,773)

Net decrease in net assets	(4,105,753)	(13,655,395)

Net assets:
Beginning of period	207,561,799	221,217,194

End of period	$203,456,046	$207,561,799

Distributions in excess of net investment income	$(3,079,965)[1]	$(4,360,514)

[1]	The actual sources of the Fund’s fiscal year 2012 dividends/distributions may be net investment income, net realized capital gains, return of capital or a combination of the foregoing and may be subject to retroactive recharacterization at the end of the Fund’s fiscal year based on tax regulations. Shareholders will be informed of the tax characteristics of dividends/distributions after the close of the 2012 fiscal year.

58	See accompanying notes to financial statements

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59

Strategic Global Income Fund, Inc.
Financial highlights

Selected data for a share of common stock outstanding throughout each period is presented below:

For the six
months ended
May 31, 2012
(unaudited)

Net asset value, beginning of period	$11.37

Net investment income[1]	0.19

Net realized and unrealized gains (losses)	0.21

Net increase (decrease) from operations	0.40

Dividends from net investment income	(0.12)[2]

Distributions from net realized gains	(0.51)[2]

Total dividends and distributions	(0.63)

Net asset value, end of period	$11.14

Market price, end of period	$10.53

Total net asset value return[3]	3.63%

Total market price return[4]	6.20%

Ratios to average net assets:
Expenses before fee waivers by advisor and administrator	1.21%[5]

Expenses after fee waivers by advisor and administrator	1.16%[5]

Net investment income	3.35%[5]

Supplemental data:
Net assets, end of period (000s)	$203,456

Portfolio turnover rate	74%

[1]	Calculated using the average shares method.
[2]	The actual sources of the Fund’s fiscal year 2012 dividends/distributions may be net investment income, net realized capital gains, return of capital or a combination of the foregoing and may be subject to retroactive recharacterization at the end of the Fund’s fiscal year based on tax regulations. Shareholders will be informed of the tax characteristics of dividends/distributions after the close of the 2012 fiscal year.
[3]	Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable dates. Total net asset value return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares. Total return based on net asset value is hypothetical as investors cannot purchase or sell Fund shares at the net asset value but only at market prices. Total net asset value return for the period of less than one year has not been annualized.

60	See accompanying notes to financial statements

Strategic Global Income Fund, Inc.
Financial highlights

For the years ended November 30,

2011	2010	2009	2008	2007

$12.12	$11.94	$9.34	$11.40	$11.85

0.46	0.51	0.55	0.68	0.45

0.56	0.55	2.83	(1.76)	0.03

1.02	1.06	3.38	(1.08)	0.48

(1.26)	(0.84)	(0.78)	(0.90)	(0.61)

(0.51)	(0.04)	—	(0.08)	(0.32)

(1.77)	(0.88)	(0.78)	(0.98)	(0.93)

$11.37	$12.12	$11.94	$9.34	$11.40

$10.52	$11.74	$10.63	$7.53	$10.38

8.93%	9.23%	37.82%	(10.52)%	4.22%

4.54%	19.42%	53.96%	(20.13)%	(3.45)%

1.22%	1.23%	1.25%	1.21%	1.22%

1.17%	1.18%	1.23%	1.21%	1.22%

3.95%	4.22%	5.30%	6.14%	3.86%

$207,562	$221,217	$218,009	$170,468	$208,066

121%	59%	128%	102%	103%

[4]	Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund’s Dividend Reinvestment Plan. Total market price return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares. Market price return for the period of less than one year has not been annualized.
[5]	Annualized.

See accompanying notes to financial statements	61

Strategic Global Income Fund, Inc.
Notes to financial statements (unaudited)

Organization and significant accounting policies
Strategic Global Income Fund, Inc. (the “Fund”) was incorporated in Maryland on November 15, 1991 and is registered with the Securities and Exchange Commission (“SEC”) as a closed-end, non-diversified management investment company. The Fund’s primary investment objective is to achieve a high level of current income. As a secondary objective the Fund seeks capital appreciation, to the extent consistent with its primary objective.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by non-governmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments
The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized “evaluation” systems that derive values based on comparable securities or instruments.

62

Strategic Global Income Fund, Inc.
Notes to financial statements (unaudited)

An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. Securities and instruments traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM” or the “Advisor”), the investment advisor of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange (”NYSE”).

63

Strategic Global Income Fund, Inc.
Notes to financial statements (unaudited)

Certain securities or instruments in which the Fund invests are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund’s net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund’s securities or instruments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these securities or instruments as of 4:00 p.m., Eastern time.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board (or a committee designated by it) determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. The Fund values investments in non-registered US open-end investment companies at the daily net asset value, pursuant to the practical expedient within ASC Topic 820. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund’s custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board (or by a committee designated by it).

64

Strategic Global Income Fund, Inc.
Notes to financial statements (unaudited)

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.
Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.
Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of the Fund’s Portfolio of investments.

In May 2011, FASB issued Accounting Standards Update No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in US GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between US GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

65

Strategic Global Income Fund, Inc.
Notes to financial statements (unaudited)

In December 2011, FASB issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of US GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the Fund’s financial statement disclosures.

The provisions of ASC Topic 815 “Derivatives and Hedging” (“ASC Topic 815”) require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though the Fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Certain derivative contracts entered into by the Fund may contain credit-risk

66

Strategic Global Income Fund, Inc.
Notes to financial statements (unaudited)

related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of May 31, 2012 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of May 31, 2012, the Fund would be required to post additional collateral or may be required to terminate the contracts and settle any amounts outstanding. The volume of derivatives that is presented in the Portfolio of investments of the Fund is representative of the volume of derivatives outstanding during the period ended May 31, 2012. The Fund may be a seller of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements).

Disclosure of derivatives by underlying risk for the Fund as of and for the period ended May 31, 2012 is as follows:

Asset derivatives

			Foreign
	Interest	Credit	exchange
	rate risk	risk	risk	Total

Forward contracts[1]	$—	$—	$8,351,507	$8,351,507

Futures contracts[2]	1,579,747	—	—	1,579,747

Options purchased[1]	5,603,060	—	1,013,648	6,616,708

Swap agreements[1]	11,896,067	790,376	2,817,200	15,503,643

Total value	$19,078,874	$790,376	$12,182,355	$32,051,605

[1]	Statement of assets and liabilities location: Options purchased are shown within investments in securities of unaffiliated issuers, at value, unrealized appreciation on forward foreign currency contracts and outstanding swap agreements, at value.
[2]	Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due from broker.

67

Strategic Global Income Fund, Inc.
Notes to financial statements (unaudited)

Liability derivatives

			Foreign
	Interest	Credit	exchange
	rate risk	risk	risk	Total

Forward contracts[1]	$—	$—	$(5,696,113)	$(5,696,113)

Futures contracts[2]	(597,280)	—	—	(597,280)

Options written[1]	(3,899,165)	—	(113,666)	(4,012,831)

Swap agreements[1]	(19,471,240)	(126,038)	(2,141,672)	(21,738,950)

Total value	$(23,967,685)	$(126,038)	$(7,951,451)	$(32,045,174)

[1]	Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts, outstanding swap agreements, at value and options written, at value.
[2]	Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due to broker.

Activities in derivative instruments during the period ended May 31, 2012 were as follows:

			Foreign
	Interest	Credit	exchange
	rate risk	risk	risk	Total

Net realized gain (loss)[1]

Forward contracts	$—	$—	$(131,003)	$(131,003)

Futures contracts	99,888	—	—	99,888

Options purchased[3]	34,591	—	(2,042,592)	(2,008,001)

Options written	1,032,624	—	465,562	1,498,186

Swap agreements	3,900,356	187,384	37,148	4,124,888

Total net realized gain (loss)	$5,067,459	$187,384	$(1,670,885)	$3,583,958

Change in net unrealized appreciation/depreciation[2]

Forward contracts	$—	$—	$389,827	$389,827

Futures contracts	(815,338)	—	—	(815,338)

Options purchased[3]	2,510,610	—	(130,235)	2,380,375

Options written	(1,432,284)	—	(34,387)	(1,466,671)

Swap agreements	(4,541,305)	111,556	378,391	(4,051,358)

Total change in net unrealized appreciation/depreciation	$(4,278,317)	$111,556	$603,596	$(3,563,165)

[1]	Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts.

68

Strategic Global Income Fund, Inc.
Notes to financial statements (unaudited)

[2]	Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written, swap agreements and forward foreign currency contracts.
[3]	Realized and unrealized gain (loss) is included in net realized gain (loss) from investments and net change in unrealized appreciation/depreciation from investments.

Restricted securities
The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in the Fund’s Notes to portfolio of investments.

Investment transactions and investment income
Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Foreign currency translation
The Fund uses the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of the Fund’s fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of the Fund’s portfolio are presented at the foreign exchange rates at the end of the Fund’s fiscal period, the Fund does not generally isolate the effect of fluctuations

69

Strategic Global Income Fund, Inc.
Notes to financial statements (unaudited)

in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

Forward foreign currency contracts
The Fund may enter into forward foreign currency contracts (“forward contracts“) in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward contracts in an attempt to enhance income or gains.

The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund identifies cash or liquid securities in an amount not less than the value of its assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar.

Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have been sold or matured.

70

Strategic Global Income Fund, Inc.
Notes to financial statements (unaudited)

Futures contracts
The Fund may use financial futures contracts for hedging purposes and to adjust exposure to US and foreign fixed income markets in connection with a reallocation of the Fund’s assets or to manage the average duration of the Fund. The Fund may also use futures contracts in an attempt to enhance income or gains. However, imperfect correlations between futures contracts and the related securities or markets, or market disruptions, do not normally permit full control of these risks at all times. Using financial futures contracts involves various market risks, including interest rate risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that the Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a financial futures contract, the Fund is required to deliver to a broker an amount of cash and/or liquid securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded as part of Due to or Due from broker for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Swap agreements
The Fund may engage in swap agreements, including but not limited to interest rate, currency, total return, and credit default swap agreements. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

71

Strategic Global Income Fund, Inc.
Notes to financial statements (unaudited)

The Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s)for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

The Fund may enter into currency swap agreements with another party to receive or pay amounts based on changes in currency exchange rates in order to protect itself from or take advantage of exchange rate fluctuations. The Fund utilizes currency swaps to earn income and enhance returns as well as to manage the risk profile of the Fund. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified currency exchange rate(s)for a specified amount. Currency swap agreements are subject to general market risk, liquidity risk, counterparty risk, foreign exchange risk and interest rate risk.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose

72

Strategic Global Income Fund, Inc.
Notes to financial statements (unaudited)

its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in delivery of a security with a value other than had been anticipated (such as a party’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of May 31, 2012 for which the Fund is the seller of protection are disclosed under the section “Credit default swaps on sovereign issues—sell protection” in the Notes to portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments

73

Strategic Global Income Fund, Inc.
Notes to financial statements (unaudited)

received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by the Fund for the same referenced entity or entities.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/ depreciation of swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swap agreements.

Structured notes
The Fund may invest in structured notes whose values are based on the price movements of a referenced security or index. The value of these structured notes will rise and fall in response to changes in the referenced security or index. On the maturity date of each structured note, the Fund will receive a payment from a counterparty based on the value of the referenced security or index (notional amount multiplied by the price of the referenced security or index) and record a realized gain or loss.

Structured notes may present a greater degree of market risk than many types of securities and may be more volatile and less liquid than less

74

Strategic Global Income Fund, Inc.
Notes to financial statements (unaudited)

complex securities. Structured notes are also subject to the risk that the issuer of the structured notes may fail to perform its contractual obligations.

Option writing
The Fund may write (sell) put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets. When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

Purchased options
The Fund may purchase put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), as well as exchange listed call options on particular market segment indices to achieve temporary exposure to a specific security,

75

Strategic Global Income Fund, Inc.
Notes to financial statements (unaudited)

currency, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

Dividends and distributions
Dividends and distributions to shareholders are recorded on the ex-distribution date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with US federal income tax regulations, which may differ from US GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

76

Strategic Global Income Fund, Inc.
Notes to financial statements (unaudited)

Investment advisor and administrator and other transactions with related entities
The Fund’s Board has approved an investment advisory and administration contract (“Advisory Contract”) with UBS Global AM. In accordance with the Advisory Contract, the Fund pays UBS Global AM investment advisory and administration fees, which are accrued weekly and paid monthly, at the annual rate of 1.00% of the Fund’s average weekly net assets. UBS Global AM has agreed voluntarily to waive 0.05% of its fees through July 31, 2013, thereby reducing the fees to 0.95% for such period. At May 31, 2012, the Fund owed UBS Global AM $165,698 which is composed of $191,523 of investment advisory and administration fees less fees waived of $25,825. For the period ended May 31, 2012, UBS Global AM waived $51,430 of investment advisory and administration fees from the Fund.

Additional information regarding compensation to affiliate of a board member
Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions, resulting in him being an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the period ended May 31, 2012, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $29,233,646. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by UBS Global AM, UBS Global AM believes that under normal circumstances it represents a small portion of the total value of the transactions.

77

Strategic Global Income Fund, Inc.
Notes to financial statements (unaudited)

Securities lending
The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Fund did not lend any securities during the period ended May 31, 2012.

Capital stock
There are 100,000,000 shares of $0.001 par value common stock authorized and 18,258,828 shares outstanding at May 31, 2012. For the period ended May 31, 2012 and for the year ended November 30, 2011, there were no transactions involving common stock.

Purchases and sales of securities
For the period ended May 31, 2012, aggregate purchases and sales (including maturities) of portfolio securities, excluding short-term securities and US government and agency securities, were as follows: $75,113,876 and $82,625,853, respectively. For the same period, aggregate purchases and sales (including maturities) of US government and agency securities, excluding short-term securities, were as follows: $74,206,392, and $59,843,928, respectively.

Federal tax status
It is the Fund’s policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. In

78

Strategic Global Income Fund, Inc.
Notes to financial statements (unaudited)

addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal year ended November 30, 2011 were as follows:

Distributions paid from:	2011

Ordinary income	$29,208,647

Net long-term capital gains	3,155,126

Total distributions paid	$32,363,773

The tax character of distributions paid and components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Fund’s fiscal year ending November 30, 2012.

As of and during the six months ended May 31, 2012, the Fund did not have any liabilities for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended November 30, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after November 30, 2011, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At November 30, 2011, the Fund had no pre-enactment net capital loss carryforward.

79

Strategic Global Income Fund, Inc.
General information (unaudited)

The Fund
Strategic Global Income Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange (“NYSE”). The Fund’s primary investment objective is to achieve a high level of current income. As a secondary objective, the Fund seeks capital appreciation, to the extent consistent with its primary objective. There can be no assurance that the Fund’s investment objective will be achieved. The Fund’s investment advisor and administrator is UBS Global Asset Management (Americas) Inc. (“UBS Global AM”).

Shareholder information
The Fund’s NYSE trading symbol is “SGL.” Net asset value and market price information as well as other information about the Fund is updated each business day on UBS’s web site at the following internet address:
http://globalam-us.ubs.com/corpweb/closedendedfunds.do.

Shareholder meeting information
An annual meeting of shareholders of the Fund was held on March 15, 2012. At the meeting, the two nominees as Class II directors, namely Bernard H. Garil and Heather R. Higgins, were elected to serve as board members for three year terms and until their successors are duly elected and qualified or until they retire, resign or are earlier removed. The shares were voted as indicated below:

		Shares
	Shares	withhold
To vote for or withhold authority in the election of:	voted for	authority

Bernard H. Garil	12,361,567	370,894

Heather R. Higgins	12,423,589	308,872

The following persons’ terms of office as directors also continued after the annual meeting given that they are in other director classes: Richard Q. Armstrong, Richard R. Burt, Meyer Feldberg, Alan S. Bernikow and Barry M. Mandinach.

The Fund is not aware of any broker non-votes. (Broker non-votes are shares held in street name for which the broker indicates that instructions

80

Strategic Global Income Fund, Inc.
General information (unaudited)

have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.)

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Form N-Q from the Fund upon request by calling 1 888-793 8637.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies (2) proxy voting procedures, and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-888-793 8637, online on UBS’s Web site: http://www.ubs.com/us/en/ asset_management/individual_investors/closed_end_funds.html or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov.)

Dividend reinvestment plan
The Fund’s Board has established a Dividend Reinvestment Plan (the “Plan”) under which all shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc. or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan.

81

Strategic Global Income Fund, Inc.
General information (unaudited)

The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund’s transfer agent and should include the shareholder’s name and address as they appear on that share certificate or in the transfer agent’s records.

An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. Investors should consider whether continued participation in the dividend reinvestment plan is appropriate for them when the Fund’s market price exceeds its net asset value; a portion of a dividend/ distribution may represent a return of capital, which would be reinvested in the Fund at a premium to net asset value. The number of shares of common stock purchased with each dividend/distribution will be equal to the result obtained by dividing the amount of the dividend/distribution payable to a particular shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent’s fees for handling the reinvestment of distributions are paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent’s open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other

82

Strategic Global Income Fund, Inc.
General information (unaudited)

distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days’ written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at BNY Mellon Shareowner Services, P.O.Box 358035, Pittsburgh, PA 15252-8035. For further information regarding the Plan, you may also contact the transfer agent directly at 1-866-352 5528.

Distribution policy
The Fund’s Board adopted a managed distribution policy in May 1998, which was revised (1) effective January 2000, (2) in May 2005, (3) effective August 2009 and (4) effective June 2011. Pursuant to the policy as in effect from January 2000 through early May 2005, the Fund made regular monthly distributions at an annualized rate equal to 10% of the Fund’s net asset value, as determined as of the last trading day during the first week of that month (usually a Friday unless the NYSE is closed that Friday). The Board approved reducing the annualized rate for distribution pursuant to the policy from 10% to 8% effective beginning with the June 2005 monthly distribution. The Board approved a further reduction in the annualized rate for distributions pursuant to the policy from 8% to 7% in July 2009, effective beginning with the August 2009 monthly distribution. The Board again approved a further reduction in the annualized rate of distribution pursuant to the policy from 7% to 6% in May 2011, effective beginning with the June 2011 monthly distribution. From May 31, 1998 through January 2000, the Fund’s managed distribution was 8% of the Fund’s net asset value as determined as of the last trading day during the first week of the month. Prior to May 31, 1998, the Fund’s distributions varied based on the Fund’s net investment income and realized capital gains or losses.

83

Strategic Global Income Fund, Inc.
General information (unaudited)

Monthly distributions based on a fixed percentage of the Fund’s net asset value may require the Fund to make multiple distributions of long-term capital gains during a single fiscal year. The Fund has received exemptive relief from the Securities and Exchange Commission that enables it to do so. The Fund’s Board receives recommendations from UBS Global AM, the Fund’s investment advisor, periodically and no less frequently than annually will reassess the annualized percentage of net assets at which the Fund’s monthly distributions will be made.

The above information supplements that contained on the inside front cover of this report.

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Directors
Richard Q. Armstrong	Meyer Feldberg
Chairman
Bernard H. Garil
Alan S. Bernikow
Heather R. Higgins
Richard R. Burt
Barry M. Mandinach

Principal Officers
Mark E. Carver	John Dugenske
President	Vice President

Mark F. Kemper	Craig Ellinger
Vice President and Secretary	Vice President

Thomas Disbrow	Brian Fehrenbach
Vice President and Treasurer	Vice President

Scott Dolan	Uwe Schillhorn
Vice President	Vice President

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon.

©UBS 2012. All rights reserved.

PRESORTED STANDARD U.S. POSTAGE PAID COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

S145

Item 2.   Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3.   Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4.   Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5.   Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 6.   Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

(a)	(1) Names – Uwe Schillhorn, Craig Ellinger, Scott Dolan, John Dugenske and Brian Fehrenbach provide day-to-day portfolio management for the registrant as a team.

Title – Mr. Schillhorn, Mr. Ellinger, Mr. Dolan, Mr. Dugenske and Mr. Fehrenbach are each a Vice President of the registrant.

             Length of Service – Mr. Schillhorn began serving as a portfolio manager for the registrant in 2007 and became a Vice President in May 2004. Mr. Ellinger began serving as a portfolio manager for the registrant in May 2012 and became a Vice President in May 2012. Mr. Dolan began serving as a portfolio manager for the registrant in May 2012 and became a Vice President in May 2012. Mr. Dugenske began serving as a portfolio manager for the registrant in May 2012 and became a Vice President in May 2012. Mr. Fehrenbach began serving as a portfolio manager for the registrant in May 2012 and became a Vice President in May 2012.

             Business Experience Last 5 Years (for Mr. Schillhorn ) – Mr. Schillhorn is a managing director and head of emerging markets debt (since 2004) at UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). As head of emerging markets debt, he oversees the management of all emerging market portfolios, including research, formulation and implementation of investment strategy and trading. He is responsible for analysis and management of fixed income investments in Latin American countries as well as for emerging market currencies. He is a member of the Global Fixed Income Investment Committee.

             Business Experience Last 5 Years (for Mr. Ellinger) – Mr. Ellinger is a managing director and the head of Global High Yield Fixed Income (since 2008) and US Investment Grade Credit (since 2012) at UBS Global AM. He is a member of the Global Fixed Income Management Committee and several global fixed income strategy subcommittees and has been with the firm since 2000.

             Business Experience Last 5 Years (for Mr. Dolan) – Mr. Dolan is a managing director and the co-head of Multi-Sector Strategies at UBS Global AM. He is a member of the Global Fixed Income Investment Committee. Prior to joining UBS Global AM in 2008, Mr. Dolan was a managing director and head of securitized assets for Citigroup Alternative Investments.

             Business Experience Last 5 Years (for Mr. Dugenske) – Mr. Dugenske is a managing director and the head of North American Fixed Income at UBS Global AM. He is a member (and chairman) of the Global Fixed Income Investment Committee. Prior to joining UBS Global AM in 2009, he spent over four years at the former asset management business of Lehman Brothers, which encompassed Lehman Brothers Asset Management and Neuberger Berman, where he most recently held the position of head of European and middle east fixed income, based in London.

             Business Experience Last 5 Years (for Mr. Fehrenbach ) – Mr. Fehrenbach is a managing director and co-head of Multi-Sector Strategies at UBS Global AM. He has been with UBS Global AM since 2006. He is a member of the Global Fixed Income Investment Committee.

Information in 8(a)(1) is as of August 9, 2012.

(a) (2) (i) Messrs. Schillhorn, Ellinger, Dolan, Dugenske and Fehrenbach are primarily responsible for the day-to-day management of other accounts. Further information is provided below.

(a) (2) (ii) (A) Registered Investment Companies

             Mr. Schillhorn is responsible for 4 additional Registered Investment Companies and manages $487 million in total assets within this category.

             Mr. Ellinger is responsible for 5 additional Registered Investment Companies and manages $604 million in total assets within this category.

             Messrs. Dolan and Fehrenbach are each responsible for 1 additional Registered Investment Companies and manage $77 million in total assets within this category.

             Mr. Dugenske is responsible for 0 additional Registered Investment Companies and manages $0 million in total assets within this category

(a) (2) (ii) (B) Other Pooled Investment Vehicles

             Mr. Schillhorn is responsible for 11 Other Pooled Investment Vehicles having approximately $4.7 billion in total assets.

             Mr. Ellinger is responsible for 8 Other Pooled Investment Vehicles having approximately $2.3 billion in total assets.

             Mr. Dolan is responsible for 2 Other Pooled Investment Vehicles having approximately $6.1 billion in total assets.

             Mr. Fehrenbach is responsible for 3 Other Pooled Investment Vehicles having approximately $200 million in total assets.

             Mr. Dugenske is responsible for 0 Other Pooled Investment Vehicles having approximately $0 in total assets.

(a) (2) (ii) (C) Other accounts

             Mr. Schillhorn is responsible for 11 other accounts totaling approximately $8 billion in total assets.

             Mr. Ellinger is responsible for 4 other accounts totaling approximately less than $1 million in total assets.

             Mr. Dolan is responsible for 4 other accounts totaling approximately less than $1 million in total assets.

             Mr. Fehrenbach is responsible for 8 other accounts totaling approximately $4 million in total assets.

             Mr. Dugenske is responsible for 0 other accounts totaling approximately $0 in total assets.

(a) (2) (iii) Accounts with respect to which an advisory fee is based on the performance of the account.

             None

(a) (2) (iv) Dollar range of securities of registrant beneficially owned by portfolio managers identified above.

             None

             Information in 8(a)(2)(i)–(iii) is as of December 31, 2011. Information for item 8(a)(2)(iv) is as of August 9, 2012.

(b) At a meeting of the Registrant’s Board of Directors held on May 16, 2012 the Board approved the addition of Messrs. Dolan, Dugenske, Ellinger and Fehrenbach as additional portfolio managers of the

Fund, effective May 17, 2012. Mr. Schillhorn continues as a portfolio manager. Please see responses to items 8a(1) through items 8(a)(2)(iv), above.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10.   Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.   Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.   Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)
(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strategic Global Income Fund, Inc.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	August 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	August 9, 2012

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	August 9, 2012